                                                        Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                       Registration Statement No. 333-121904-05


CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                                 CMBS NEW ISSUE

                                  CSFB 2005-C6

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $2,297,964,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-C6

                           [COLUMN FINANCIAL(TM) LOGO]
                      A CREDIT SUISSE FIRST BOSTON COMPANY

     [PNC(SM) LOGO] [HYPO REAL ESTATE INTERNATIONAL LOGO] [KEY BANK(R) LOGO]


CREDIT SUISSE FIRST BOSTON

             PNC CAPITAL MARKETS LLC

                          KEYBANC CAPITAL MARKETS

                              RBS GREENWICH CAPITAL

                                       NOMURA SECURITIES INTERNATIONAL, INC.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

I.   TRANSACTION OFFERING(1)

                                                APPROXIMATE
                                                 % OF TOTAL
                            INITIAL PRINCIPAL     INITIAL     APPROXIMATE  INITIAL PASS-
             EXPECTED          BALANCE OR        PRINCIPAL      CREDIT       THROUGH
 CLASS      RATINGS (2)     NOTIONAL AMOUNT       BALANCE       SUPPORT      RATE (3)
OFFERED CERTIFICATES:
    A-1      Aaa/AAA       $   104,000,000         4.15%        30.00%         %
    A-2      Aaa/AAA       $   285,000,000        11.38%        30.00%         %
    A-3      Aaa/AAA       $   195,937,000         7.82%        30.00%         %
    A-4      Aaa/AAA       $   628,000,000        25.07%        30.00%         %
   A-1-A     Aaa/AAA       $   540,277,000        21.57%        30.00%         %
    A-M      Aaa/AAA       $   250,460,000        10.00%        20.00%         %
    A-J      Aaa/AAA       $   178,452,000         7.12%        12.88%         %
     B       Aa2/AA        $    43,830,000         1.75%        11.13%         %
     C       Aa3/AA-       $    28,177,000         1.13%        10.00%         %
     D        A1/A+        $    18,785,000         0.75%         9.25%         %
     E        A2/A         $    25,046,000         1.00%         8.25%         %
NON-OFFERED CERTIFICATES(6):
     F        A3/A-        $    31,307,000         1.25%         7.00%         %
     G      Baa1/BBB+      $    31,308,000         1.25%         5.75%         %
     H      Baa2/BBB       $    25,046,000         1.00%         4.75%         %
     J      Baa3/BBB-      $    28,176,000         1.12%         3.63%         %
     K       Ba1/BB+       $    12,523,000         0.50%         3.13%         %
     L       Ba2/BB        $    12,523,000         0.50%         2.63%         %
     M       Ba3/BB-       $     6,262,000         0.25%         2.38%         %
     N        NR/B+        $     9,392,000         0.37%         2.00%         %
     O        NR/B         $     9,392,000         0.37%         1.63%         %
     P        NR/B-        $     9,392,000         0.37%         1.25%         %
     Q        NR/NR        $    31,308,313         1.25%         0.00%         %
    A-X      Aaa/AAA       $ 2,504,593,313(7)       N/A           N/A          %
   A-SP      Aaa/AAA                      (7)       N/A           N/A          %

            ASSUMED
            WEIGHTED
             AVERAGE                    EXPECTED
              LIFE         EXPECTED     PRINCIPAL
 CLASS      (YEARS)(4)    MATURITY(4)    WINDOW(4)   LEGAL STATUS   ERISA(5)
OFFERED CERTIFICATES:
    A-1        2.6          05/10      01/06-05/10     Public         Yes
    A-2        4.7          12/10      05/10-12/10     Public         Yes
    A-3        7.4          06/15      12/10-06/15     Public         Yes
    A-4        9.7          10/15      06/15-10/15     Public         Yes
   A-1-A       9.1          11/15      01/06-11/15     Public         Yes
    A-M        9.9          11/15      11/15-11/15     Public         Yes
    A-J        9.9          11/15      11/15-11/15     Public         Yes
     B         9.9          11/15      11/15-11/15     Public         Yes
     C         9.9          11/15      11/15-11/15     Public         Yes
     D         9.9          11/15      11/15-11/15     Public         Yes
     E         9.9          11/15      11/15-11/15     Public         Yes
NON-OFFERED CERTIFICATES(6):
     F         9.9          12/15      11/15-12/15   Private-144A     Yes
     G        10.0          12/15      12/15-12/15   Private-144A     Yes
     H        10.0          12/15      12/15-12/15   Private-144A     Yes
     J        10.0          12/15      12/15-12/15   Private-144A     Yes
     K        10.0          12/15      12/15-12/15   Private-144A     No
     L        10.0          12/15      12/15-12/15   Private-144A     No
     M        10.0          12/15      12/15-12/15   Private-144A     No
     N        10.0          12/15      12/15-12/15   Private-144A     No
     O        10.0          12/15      12/15-12/15   Private-144A     No
     P        10.0          12/15      12/15-12/15   Private-144A     No
     Q        10.0          05/16      12/15-05/16   Private-144A     No
    A-X        8.6           N/A           N/A       Private-144A     Yes
   A-SP                      N/A           N/A       Private-144A     Yes

(1) The commercial mortgage backed securities referred to in these materials, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.
(2) These classes are expected to be rated by Moody's Investors Service and Standard & Poor's Ratings Services. "NR" means not rated.
(3) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.
(4) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.
(5) Expected to be eligible for Credit Suisse First Boston LLC individual prohibited transaction exemption under ERISA.
(6)  Not offered by the prospectus supplement or this term sheet.
(7)  Notional Amount


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

II.  MORTGAGE LOAN SELLER PROFILE

Column Financial, Inc., "Column," will be selling 187 mortgage loans, representing 75.5% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 7,400 commercial and multifamily mortgage loans, totaling approximately $72.6 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

PNC Bank, National Association, "PNC Bank," will be selling 21 mortgage loans, representing 12.7% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. PNC Bank is headquartered in Pittsburgh, Pennsylvania and is a wholly owned subsidiary of The PNC Financial Services Group, Inc., which had approximately $93 billion of assets as of September 30, 2005. PNC Bank has originated over 1,500 conduit loans totaling approximately $8.9 billion since 1998. PNC Bank's conduit operation, including origination, underwriting, and closing activities, is based in Overland Park, Kansas.

KeyBank National Association, "KeyBank," will be selling 19 mortgage loans, representing 7.2% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of September 30, 2005, KeyBank had total assets of approximately $87.57 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $80.95 billion and approximately $6.62 billion in stockholders' equity. As of September 30, 2005, KeyBank Real Estate Capital, a division of KeyBank, had total assets of approximately $12.8 billion, comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. The Commercial Mortgage Group originated approximately $2.6 billion in commercial mortgage loans in 2004 and has a current servicing portfolio of $44.6 billion.

Hypo Real Estate Capital Corporation, "Hypo," will be selling two mortgage loans, representing 4.6% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp for transfer to the trust. Hypo is a corporation organized under the laws of Delaware and is headquartered at 622 Third Avenue, New York, New York. Hypo originates, underwrites, closes and services a broad range of financial products for multifamily and commercial real estate owners, developers and investors worldwide doing business in the United States. Hypo, a primary servicer, is a wholly-owned subsidiary of Hypo Real Estate International, a wholly-owned subsidiary of Hypo Real Estate Holding AG. As of September 30, 2005, Hypo Real Estate Holding AG had total assets of approximately $182 billion.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

III. COLLATERAL OVERVIEW(1)

   -   MORTGAGE LOAN POOL

       Initial Mortgage Pool Balance:                $2,504,593,314

       Average Cut-off Date Principal Balance:       $10,937,089

       Loans / Properties:                           229/241

       Largest Loan:                                 7.0%

       Five Largest Loans / Groups of Loans:         25.1%

       Ten Largest Loans / Group of Loans:           33.5%

   -   PROPERTY TYPE CONCENTRATIONS

       Retail                                        29.9% (Anchored 23.2%, Unanchored 6.8%)

       Multifamily (2):                              29.1%

       Office:                                       29.0%

       Hotel:                                        5.8%

       Industrial:                                   3.3%

       Self Storage:                                 1.7%

       Mixed Use:                                    1.3%

   -   GEOGRAPHIC DISTRIBUTION

       New York:                                     15.6%

       Texas:                                        12.8%

       California(3):                                12.1% (Southern 10.2%, Northern 2.0%)

       Florida:                                      6.3%

       Ohio:                                         6.3%

       Utah:                                         6.3%

       Other:                                        28 other states, each individually comprising 4.8% or less

   -   CREDIT STATISTICS

       Wtd. Avg. Underwritten DSCR(4):               1.54x

       Wtd. Avg. Cut-off Date LTV Ratio:             68.8%

       Wtd. Avg. Balloon / ARD LTV Ratio(5):         64.8%

(1) All information provided based on a Cut-off Date in December 2005 unless otherwise noted.
(2) Includes Manufactured Housing properties, which comprise 0.5% of the initial mortgage pool balance.
(3) "Southern California" consists of mortgaged real properties in California in zip codes less than or equal to 93600. "Northern California" consists of mortgaged real properties in zip codes greater than 93600.
(4) For additional information about DSCR calculations for the mortgage loans, please refer to the prospectus supplement and the accompanying diskette.
(5)  Excludes fully amortizing loans.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

   -   LOANS WITH RESERVE REQUIREMENTS (1),(2)

       Tax escrows:                                  91.2%

       Insurance escrows:                            87.9%

       Cap. Ex escrows:                              86.1%

       TI/LC escrows (3):                            87.5%

   -   MORTGAGE LOAN POOL CHARACTERISTICS

       Gross WAC:                                    5.372%

       Wtd. Avg. Remaining Term (4):                 111 Months

       Wtd. Avg. Seasoning:                          2 Months

       Call Protection:                              All of the mortgage loans provide for either a prepayment
                                                     lockout period ("Lockout"), a defeasance period
                                                     ("Defeasance"), a yield maintenance premium period ("YMP"), or a combination thereof.

       Lockout / Defeasance:                         99.0%

       Ownership Interest:                           92.4% (Fee); 6.1% (Fee/Leasehold); 1.5% (Leasehold)

       Delinquency:                                  None of the mortgage loans will be delinquent with respect to any monthly debt service payment for 30 days or more as of the December 2005 due date or at any time during the
                                                     12-month period preceding that date.

(1)  Includes loans with provisions for upfront and/or collected reserves.
(2)  Includes those loans that provide for springing reserves.
(3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties. Springing lease termination reserves or any other springing rollover reserves are included.
(4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

IV.  TRANSACTION OVERVIEW

OFFERED CERTIFICATES:          Classes A-1, A-2, A-3, A-4, A-1-A, A-M, A-J, B, C, D and E

PASS-THROUGH STRUCTURE:        Senior/Subordinate, Sequential Pay Pass-Through
                               Certificates

MORTGAGE LOAN SELLERS:         Column Financial, Inc., PNC Bank, National Association,
                               KeyBank National Association and Hypo Real Estate Capital
                               Corporation

LEAD MANAGER:                  Credit Suisse First Boston LLC

BOOKRUNNER:                    Credit Suisse First Boston LLC

CO-MANAGERS:                   PNC Capital Markets LLC, KeyBank Capital Markets, a
                               Division of McDonald Investments Inc., Greenwich Capital
                               Markets, Inc. and Nomura Securities International, Inc.

RATING AGENCIES:               Moody's Investors Service, Inc. and Standard & Poor's
                               Ratings Services

MASTER SERVICER:               KeyCorp Real Estate Capital Markets, Inc.

SPECIAL SERVICER:              Clarion Partners, LLC

TRUSTEE:                       Wells Fargo Bank, N.A.

CUT-OFF DATE:                  December 2005

SETTLEMENT DATE:               On or about December 28, 2005

DISTRIBUTION DATE:             The fourth business day following the Determination Date in that month, beginning in January 2006

DETERMINATION DATE:            The eleventh calendar day of the month, or, if the eleventh calendar day is not a business day, the next succeeding
                               business day, beginning in January 2006

MINIMUM DENOMINATIONS:         $10,000 for all offered certificates and in additional
                               multiples of $1

SETTLEMENT TERMS:              DTC, Euroclear and Clearstream, same day funds, with
                               accrued interest

SMMEA:                         It is expected that upon initial issuance, Classes A-1,
                               A-2, A-3, A-4, A-1-A, A-M, A-J, B and C will be "mortgage
                               related securities" for purposes of SMMEA.

ERISA:                         Classes A-1, A-2, A-3, A-4, A-1-A, A-M, A-J, B, C, D and E
                               are expected to be eligible for the Lead Manager's
                               individual prohibited transaction exemption with respect to
                               ERISA, subject to certain conditions of eligibility.

TAX TREATMENT:                 REMIC

ANALYTICS:                     Cashflows are expected to be available through Bloomberg,
                               the Trepp Group and Intex Solutions.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

V.   STRUCTURE DESCRIPTION

             Private
              A-SP
             Aaa/AAA
         ---------------
Public   Public    Public   Public   Public   Public   Public   Public   Public   Public   Public
 Class    Class     Class    Class    Class    Class    Class    Class    Class    Class    Class
A-1-A      A-1       A-2      A-3      A-4      A-M      A-3       B        C        D        E
Aaa/AAA  Aaa/AAA   Aaa/AAA  Aaa/AAA  Aaa/AAA  Aaa/AAA  Aaa/AAA  Aa2/AA   Aa2/AA    A1/A+    A2/A

                                                                                    Private
                                                                                      A-X
                                                                                    Aaa/AAA
                                                      --------------------------------------------------------------------
Private   Private   Private     Private     Private   Private   Private   Private   Private   Private    Private   Private
 Class     Class     Class       Class       Class     Class     Class     Class     Class     Class      Class     Class
   F         G         H           I           J         K         L         M         N         O          P         Q
Aa3/A     Baa1/BBB  Baa2/BBB    Baa3/BBB    Ba1/BB+   Ba2/BB-     NRB+      NRB       NRB       NRB        NRB      NR/NR

- For purposes of distributions to the Class A-1, A-2, A-3, A-4 and A-1-A Certificates, the mortgage loans will consist of two groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the A-1, A-2, A-3 and A-4 Certificates sequentially. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A Certificates. Please see the Preliminary Prospectus Supplement for more detailed information.

- All principal remaining after the Class A-1, A-2, A-3, A-4 and A-1-A Certificates have been retired will be allocated sequentially starting with the Class A-M Certificates.

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, A-4, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P and Q Certificates. The Preliminary Prospectus Supplement describes the notional amounts on which the Classes A-X and A-SP Certificates will individually accrue interest.

- The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, A-4, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P and Q Certificates. The Preliminary Prospectus Supplement describes the pass-through rates at which the Classes A-X and A-SP Certificates will individually accrue interest.

- Losses will be allocated to each Class of Certificates in reverse order of priority starting with the Class Q through and including the Class A-M. Any remaining losses will be allocated to Class A-1, A-2, A-3, A-4 and A-1-A on a pro rata basis.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

VI.  YIELD MAINTENANCE CHARGES ALLOCATION

YIELD MAINTENANCE CHARGES:          Yield Maintenance Charges will generally be distributed on each Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal
                                    Entitlement Fraction as described below) will be delivered to one or more of the following Classes: A-1, A-2, A-3,
                                    A-4, A-1-A, A-M, A-J, B, C, D, E, F, G, H and J
                                    Certificates (the "Yield Maintenance Classes"). The entire amount remaining will be distributed to Class A-X.

                                    With respect to each Yield Maintenance Class, the "Base
                                    Interest Fraction" is a fraction, not greater than one or
                                    less than zero, having:

                                    -  A numerator equal to the excess, if any, of the
                                       pass-through rate on such class of certificates over the
                                       relevant discount rate, and

                                    -  a denominator equal to the excess, if any, of the
                                       mortgage interest rate of the prepaid loan over the
                                       relevant discount rate.

                                    With respect to each Yield Maintenance Class, the
                                    "Principal Entitlement Fraction" is a fraction having:

                                    -  a numerator equal to the total principal distributable
                                       on such class of Certificates attributable to the loan
                                       group that includes the prepaid mortgage loan on the
                                       subject Distribution Date, and

                                    -  a denominator equal to the total principal distributable on all the Certificates, public and private,
                                       attributable to the loan group that includes the prepaid
                                       mortgage loan on the subject Distribution Date.

YIELD MAINTENANCE CHARGE EXAMPLE:   The following is an example of the Yield Maintenance Charge allocation based on the following assumptions:

                                    -  Class receiving 100% of the principal is A-1

                                    -  Mortgage rate: 8.00%

                                    -  The Discount Rate at time of prepayment: 5.75%

                                    -  The Class A-1 Pass-Through Rate is equal to 7.00%


METHOD                                              CLASS A-1 CERTIFICATES      CLASS A-X CERTIFICATES
----------------------------------------------------------------------------------------------------------------
(CLASS PASS THROUGH RATE - DISCOUNT RATE)           (7.00% - 5.75%)             (100.00% - Class A-1 Certificates Percentage)
-----------------------------------------           ---------------
(Mortgage Rate - Discount Rate)                     (8.00% - 5.75%)

Yield Maintenance Charge Allocation                 55.56%                       44.44%


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

VII. ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:                      Any Prepayment Interest Shortfalls that are not offset by
                                                     the compensating payments made in limited circumstances by the Master Servicer will generally be allocated pro-rata to each interest-bearing Class of Certificates in proportion
                                                     to the amount of interest accrued on such Class for such
                                                     distribution date.

ADVANCES:                                            The Master Servicer will generally be required to advance
                                                     delinquent scheduled payments of principal and interest on the mortgage loans (excluding any balloon payments, default interest, excess interest or late payment charges) and
                                                     other required amounts through liquidation, subject to a
                                                     recoverability standard. The Master Servicer will be
                                                     required to make advances for those balloon loans that
                                                     become defaulted after their maturity dates, on the same
                                                     amortization schedule as if the maturity date had not
                                                     occurred. In the event that the Master Servicer fails to
                                                     make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to
                                                     make the advance.

OPTIONAL TERMINATION:                                On any Distribution Date on which the mortgage pool
                                                     balance, net of outstanding advances of principal, is less than 1% of the Initial Mortgage Pool Balance, the trust
                                                     fund may be terminated and the Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as
                                                     described in the Prospectus Supplement); the Master
                                                     Servicer; or the Special Servicer. The relative priorities of such parties with respect to exercising this option are described in the Prospectus Supplement.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                       MORTGAGED REAL PROPERTIES BY STATE

[CHART]

                                                                                   WEIGHTED
                                  NUMBER OF                       PERCENTAGE OF     AVERAGE                  WEIGHTED
                                  MORTGAGED       CUT-OFF DATE       INITIAL       MORTGAGE    WEIGHTED       AVERAGE
                                    REAL           PRINCIPAL      MORTGAGE POOL    INTEREST     AVERAGE    CUT-OFF DATE
STATE                            PROPERTIES        BALANCE (1)       BALANCE         RATE      U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------
New York                              9         $   390,301,156        15.6%         5.730%       2.40x          46.8%
Texas                                32             320,228,548        12.8%         5.264%       1.42           75.8%
California                           47             303,781,687        12.1%         5.228%       1.42           65.4%
    Southern California (2)          43             254,884,808        10.2%         5.210%       1.38           65.3%
    Northern California (2)           4              48,896,879         2.0%         5.322%       1.59           65.8%
Florida                              15             157,427,697         6.3%         5.239%       1.42           72.0%
Ohio                                 19             156,776,784         6.3%         5.241%       1.35           75.3%
Utah                                  2             156,625,190         6.3%         5.303%       1.22           75.1%
Michigan                              6             119,221,486         4.8%         5.266%       1.31           77.8%
North Carolina                       12             117,678,712         4.7%         5.327%       1.38           75.2%
Georgia                              15              99,089,237         4.0%         5.422%       1.32           75.2%
Arizona                               7              88,789,309         3.5%         5.331%       1.31           74.0%
Kentucky                              3              70,335,716         2.8%         5.688%       1.62           66.8%
Nevada                                4              69,159,863         2.8%         5.004%       1.45           74.6%
Mississippi                           5              61,832,654         2.5%         5.343%       1.31           76.8%
Virginia                              4              54,099,707         2.2%         5.096%       1.37           69.9%
Indiana                               7              36,344,550         1.5%         5.380%       1.39           74.3%
Pennsylvania                          4              31,950,000         1.3%         5.470%       1.35           74.6%
Oklahoma                              6              31,566,979         1.3%         5.568%       1.32           77.0%
Illinois                              6              29,413,827         1.2%         5.479%       1.30           71.8%
New Jersey                            2              26,975,811         1.1%         5.648%       1.76           65.9%
Colorado                              3              21,933,083         0.9%         5.591%       1.25           74.1%
South Carolina                        3              20,294,877         0.8%         5.265%       1.38           72.5%
Connecticut                           3              19,167,649         0.8%         5.279%       1.50           67.1%
Wisconsin                             3              18,850,000         0.8%         5.124%       1.56           72.4%
Arkansas                              4              18,045,469         0.7%         5.597%       1.51           72.9%
Tennessee                             3              16,573,454         0.7%         5.835%       1.24           76.2%
Washington                            2              13,293,966         0.5%         5.055%       1.33           68.3%
Oregon                                3              13,191,516         0.5%         5.216%       1.30           76.5%
Kansas                                3              11,540,372         0.5%         5.679%       1.50           73.9%
Missouri                              3               8,790,189         0.4%         5.656%       1.42           76.1%
Maryland                              2               7,740,000         0.3%         5.244%       1.44           67.5%
Massachusetts                         1               5,987,410         0.2%         5.370%       1.76           45.6%
Nebraska                              1               2,794,125         0.1%         5.370%       1.25           78.7%
Alabama                               1               2,444,870         0.1%         5.380%       2.07           49.9%
New Hampshire                         1               2,347,423         0.1%         5.490%       1.29           73.4%
                               -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             241         $ 2,504,593,314       100.0%         5.372%       1.54x          68.8%
                               =========================================================================================

(1)  ASSUMES A CUT-OFF DATE IN DECEMBER 2005.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATED THAN 93600.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

[CHART]

OFFICE          29.0%
HOTEL            5.8%
INDUSTRIAL       3.3%
SELF STORAGE     1.7%
MIXED USE        1.3%
RETAIL          29.9%
MULTIFAMILY     29.1%

                                                                        WEIGHTED
                           NUMBER OF                     PERCENTAGE OF  AVERAGE               WEIGHTED
                           MORTGAGED     CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED     AVERAGE
                              REAL        PRINCIPAL      MORTGAGE POOL  INTEREST  AVERAGE   CUT-OFF DATE
PROPERTY TYPE              PROPERTIES    BALANCE (1)        BALANCE       RATE    U/W DSCR  LTV RATIO (1)
---------------------------------------------------------------------------------------------------------
Retail                         81      $    749,183,810      29.9%        5.286%   1.37x        71.1%
Multifamily                    82           728,210,345      29.1%        5.257%   1.34         75.2%
Office                         32           725,717,499      29.0%        5.504%   1.95         59.2%
Hotel                          18           145,621,754       5.8%        5.664%   1.61         69.0%
Industrial                     14            81,922,340       3.3%        5.453%   1.30         72.8%
Self Storage                    9            41,363,212       1.7%        5.441%   1.46         70.1%
Mixed Use                       5            32,574,354       1.3%        5.379%   1.34         72.0%
                           ------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       241      $  2,504,593,314     100.0%        5.372%   1.54x        68.8%
                           ==============================================================================

(1)  ASSUMES A CUT-OFF DATE IN DECEMBER 2005.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                          NUMBER OF                   PERCENTAGE OF  AVERAGE               WEIGHTED
                                          MORTGAGED    CUT-OFF DATE      INITIAL     MORTGAGE  WEIGHTED     AVERAGE
                        PROPERTY             REAL       PRINCIPAL     MORTGAGE POOL  INTEREST  AVERAGE   CUT-OFF DATE
PROPERTY TYPE           SUB-TYPE          PROPERTIES   BALANCE (1)       BALANCE       RATE    U/W DSCR  LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                 Conventional                 77      $  715,874,683       28.6%      5.258%    1.34x        75.3%
                 Manufactured Housing          5          12,335,662        0.5%      5.156%    1.33         75.1%
                                          ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       82      $  728,210,345       29.1%      5.257%    1.34x        75.2%
                                          ============================================================================

RETAIL
                 Anchored                     35      $  580,110,779       23.2%      5.274%    1.36x        71.1%
                 Unanchored                   46         169,073,030        6.8%      5.325%    1.43         71.1%
                                          ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       81      $  749,183,810       29.9%      5.286%    1.37x        71.1%
                                          ============================================================================

HOTEL
                 Limited Service              16         120,145,943        4.8%      5.717%    1.52x        68.6%
                 Full Service                  2      $   25,475,811        1.0%      5.414%    2.04         70.9%
                                          ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       18      $  145,621,754        5.8%      5.664%    1.61x        69.0%
                                          ============================================================================

(1)  ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

            UNDERLYING MORTGAGED REAL PROPERTES BY OWNERSHIP INTEREST

                                                                        WEIGHTED
                           NUMBER OF                     PERCENTAGE OF  AVERAGE               WEIGHTED
                           MORTGAGED     CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED     AVERAGE
                              REAL        PRINCIPAL      MORTGAGE POOL  INTEREST  AVERAGE   CUT-OFF DATE
FEE/LEASEHOLD              PROPERTIES    BALANCE (1)        BALANCE       RATE    U/W DSCR  LTV RATIO (1)
---------------------------------------------------------------------------------------------------------
Fee                           237      $  2,315,405,998      92.4%       5.372%    1.57x        68.4%
Fee/Leasehold                   1           151,676,392       6.1%       5.302%    1.21x        75.1%
Leasehold                       3            37,510,924       1.5%       5.671%    1.44         67.1%
                           ------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       241      $  2,504,593,314     100.0%       5.372%    1.54x        68.8%
                           ==============================================================================

(1)  ASSUMES A CUT-OFF DATE IN DECEMBER 2005.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                       CUT-OFF DATE PRINCIPAL BALANCES (1)

[CHART]

                                                                              WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF   AVERAGE              WEIGHTED
                                 UNDERLYING    CUT-OFF DATE      INITIAL      MORTGAGE  WEIGHTED     AVERAGE
     RANGE OF CUT-OFF DATE        MORTGAGE      PRINCIPAL      MORTGAGE POOL  INTEREST  AVERAGE   CUT-OFF DATE
     PRINCIPAL BALANCES (1)        LOANS       BALANCE (1)       BALANCE        RATE    U/W DSCR  LTV RATIO(1)
--------------------------------------------------------------------------------------------------------------
    $868,274    -     1,000,000       2      $      1,851,124       0.1%       5.811%     1.36x       72.8%
   1,000,001    -     1,500,000      13            16,322,420       0.7%       5.489%     1.52        62.7%
   1,500,001    -     2,000,000      12            22,007,056       0.9%       5.494%     1.47        65.8%
   2,000,001    -     3,000,000      21            52,610,919       2.1%       5.433%     1.44        66.7%
   3,000,001    -     4,000,000      22            76,998,699       3.1%       5.462%     1.45        69.5%
   4,000,001    -     5,000,000      21            94,229,898       3.8%       5.382%     1.38        73.0%
   5,000,001    -     6,000,000      26           144,723,091       5.8%       5.380%     1.39        73.4%
   6,000,001    -     7,000,000      16           103,137,059       4.1%       5.403%     1.41        73.9%
   7,000,001    -     8,000,000      15           111,641,674       4.5%       5.337%     1.34        70.6%
   8,000,001    -    10,000,000      15           134,458,684       5.4%       5.373%     1.41        72.0%
  10,000,001    -    12,000,000      19           205,358,416       8.2%       5.392%     1.33        72.1%
  12,000,001    -    15,000,000      12           168,717,909       6.7%       5.300%     1.39        73.6%
  15,000,001    -    20,000,000      13           228,976,951       9.1%       5.285%     1.36        70.0%
  20,000,001    -    40,000,000      15           411,847,047      16.4%       5.212%     1.34        74.4%
  40,000,001    -    65,000,000       2           103,750,000       4.1%       5.453%     1.61        72.2%
  65,000,001    -   $175,000,00       5           627,962,368      25.1%       5.480%     2.01        58.6%
                                 -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             229      $  2,504,593,314     100.0%       5.372%     1.54x       68.8%
                                 =============================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):     $ 175,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):     $     868,274
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):     $  10,937,089

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

[CHART]

                                                                              WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF   AVERAGE              WEIGHTED
                                 UNDERLYING    CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED     AVERAGE
          RANGE OF                MORTGAGE      PRINCIPAL      MORTGAGE POOL  INTEREST  AVERAGE   CUT-OFF DATE
          U/W DSCRs                LOANS       BALANCE (1)        BALANCE       RATE    U/W DSCR  LTV RATIO(1)
--------------------------------------------------------------------------------------------------------------
   1.19x       -        1.22         24      $    422,925,577      16.9%        5.314%    1.21x       74.0%
   1.23        -        1.26         30           267,382,656      10.7%        5.282%    1.25        76.7%
   1.27        -        1.30         38           310,743,695      12.4%        5.379%    1.28        77.0%
   1.31        -        1.35         32           209,445,207       8.4%        5.342%    1.33        73.6%
   1.36        -        1.40         22           335,344,834      13.4%        5.449%    1.39        66.4%
   1.41        -        1.45         16           183,582,839       7.3%        5.354%    1.43        72.5%
   1.46        -        1.50         17           179,193,454       7.2%        5.094%    1.48        69.3%
   1.51        -        1.80         35           341,053,684      13.6%        5.406%    1.60        71.0%
   1.81        -        3.94x        15           254,921,367      10.2%        5.638%    3.16        35.2%
                                 -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             229      $  2,504,593,314     100.0%        5.372%    1.54x       68.8%
                                 =============================================================================

MAXIMUM U/W DSCR:                3.94x
MINIMUM U/W DSCR:                1.19x
WTD. AVG. U/W DSCR:              1.54x

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

[CHART]

                                                                              WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF   AVERAGE              WEIGHTED
                                 UNDERLYING    CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED    AVERAGE
    RANGE OF CUT-OFF DATE         MORTGAGE      PRINCIPAL      MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
   LOAN-TO-VALUE RATIOS (1)        LOANS        BALANCE (1)       BALANCE       RATE    U/W DSCR  LTV RATIO(1)
--------------------------------------------------------------------------------------------------------------
    19.4%      -     60.0%            25     $    295,033,353       11.8%       5.572%    2.88x      35.2%
    60.1%      -     65.0%            22          286,342,743       11.4%       5.534%    1.42       62.7%
    65.1%      -     70.0%            35          387,840,852       15.5%       5.328%    1.44       67.5%
    70.1%      -     73.0%            22          171,806,884        6.9%       5.396%    1.38       71.3%
    73.1%      -     75.0%            32          239,015,097        9.5%       5.413%    1.40       74.1%
    75.1%      -     78.0%            31          463,783,867       18.5%       5.269%    1.31       76.1%
    78.1%      -     81.2%            62          660,770,519       26.4%       5.288%    1.32       79.5%
                                 -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              229     $  2,504,593,314      100.0%       5.372%    1.54x      68.8%
                                 =============================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):      81.2%
MINIMUM CUT-OFF DATE LTV RATIO (1):      19.4%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):    68.8%

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                             MORTGAGE INTEREST RATES

                                                                              WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF   AVERAGE              WEIGHTED
                                 UNDERLYING    CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED    AVERAGE
           RANGE OF               MORTGAGE       PRINCIPAL     MORTGAGE POOL  INTEREST  AVERAGE   CUT-OFF DATE
    MORTGAGE INTEREST RATES        LOANS        BALANCE (1)       BALANCE       RATE    U/W DSCR  LTV RATIO(1)
--------------------------------------------------------------------------------------------------------------
  4.856%      -       5.000%         15      $    198,275,088        7.9%       4.925%    1.41x      72.1%
  5.001%      -       5.250%         60           747,772,829       29.9%       5.155%    1.41       72.9%
  5.251%      -       5.500%         77           787,180,789       31.4%       5.349%    1.32       73.7%
  5.501%      -       5.750%         58           515,255,170       20.6%       5.625%    1.45       68.4%
  5.751%      -       6.140%         19           256,109,438       10.2%       5.910%    2.92       40.0%
                                 -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             229      $  2,504,593,314      100.0%       5.372%    1.54x      68.8%
                                 =============================================================================

MAXIMUM MORTGAGE INTEREST RATE:               6.140%
MINIMUM MORTGAGE INTEREST RATE:               4.856%
WTD. AVG. MORTGAGE INTEREST RATE:             5.372%

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                              WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF  AVERAGE               WEIGHTED     WEIGHTED
                                 UNDERLYING    CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTE D   AVERAGE       AVERAGE
                                  MORTGAGE      PRINCIPAL      MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE   REMAINING
LOAN TYPE                          LOANS        BALANCE (1)       BALANCE       RATE    U/W DSCR  LTV RATIO(1)  IO PERIOD(1)
----------------------------------------------------------------------------------------------------------------------------
Balloons with Partial IO Term        109     $  1,188,725,000      47.5%        5.281%    1.33x       73.1%          36
Balloons without IO Term             105          700,990,242      28.0%        5.441%    1.39        71.8%         N/A
Interest Only Balloon Loans           11          446,125,000      17.8%        5.310%    1.52        69.6%         101
Fully Amortizing                       1          155,135,976       6.2%        5.909%    3.94        19.4%         N/A
ARD Loans without IO Periods           3           13,617,096       0.5%        5.621%    1.22        76.9%         N/A
                                 -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              229     $  2,504,593,314     100.0%        5.372%    1.54x       68.8%         N/A
                                 ===========================================================================================

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                 WEIGHTED
                                     NUMBER OF                    PERCENTAGE OF   AVERAGE              WEIGHTED
               RANGE OF             UNDERLYING    CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED    AVERAGE
           ORIGINAL TERMS            MORTGAGE       PRINCIPAL     MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
   TO STATED MATURITY (MONTHS) (1)    LOANS        BALANCE (2)       BALANCE       RATE    U/W DSCR  LTV RATIO(2)
-----------------------------------------------------------------------------------------------------------------
      60        -       84              14      $    326,000,098       13.0%       5.339%    1.36x      76.7%
      85        -       120            163         1,652,672,832       66.0%       5.345%    1.41       70.5%
      121       -       132             52           525,920,384       21.0%       5.476%    2.08       58.4%
                                    -----------------------------------------------------------------------------
   TOTAL/WEIGHTED AVERAGE:             229      $  2,504,593,314      100.0%       5.372%    1.54x      68.8%
                                    =============================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):       132
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):        60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     113

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                  REMAINING TERMS TO STATED MATURITY ((1),(2))

                                                                                    WEIGHTED
                                        NUMBER OF                    PERCENTAGE OF   AVERAGE              WEIGHTED
               RANGE OF                UNDERLYING    CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED    AVERAGE
           REMAINING TERMS              MORTGAGE      PRINCIPAL      MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
   TO STATED MATURITY (MONTHS) (1)(2)     LOANS       BALANCE (2)       BALANCE       RATE    U/W DSCR  LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------
       53       -       116                37      $    555,530,495      22.2%       5.232%     1.37x      75.8%
       117      -       118                98           737,493,265      29.4%       5.359%     1.43       70.0%
       119      -       125                94         1,211,569,554      48.4%       5.444%     1.69       64.9%
                                       -----------------------------------------------------------------------------
   TOTAL/WEIGHTED AVERAGE:                229      $  2,504,593,314     100.0%       5.372%     1.54x      68.8%
                                       =============================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):      125
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):       53
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):    111

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                           ORIGINAL AMORTIZATION TERMS

                                                                              WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF   AVERAGE              WEIGHTED
           RANGE OF              UNDERLYING    CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED    AVERAGE
     ORIGINAL AMORTIZATION        MORTGAGE      PRINCIPAL      MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
         TERMS (MONTHS)            LOANS       BALANCE (1)        BALANCE       RATE    U/W DSCR  LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
       Interest Only                 11      $    446,125,000      17.8%       5.310%     1.52x      69.6%
    132      -       300             28           324,910,524      13.0%       5.764%     2.71       45.2%
    301      -       360            190         1,733,557,790      69.2%       5.314%     1.33       73.0%
                                 -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             229      $  2,504,593,314     100.0%       5.372%     1.54x      68.8%
                                 =============================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):          360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):          132
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):        338

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                          REMAINING AMORTIZATION TERMS

                                                                              WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF   AVERAGE              WEIGHTED
           RANGE OF              UNDERLYING    CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED    AVERAGE
    REMAINING AMORTIZATION        MORTGAGE       PRINCIPAL     MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
       TERMS (MONTHS) (1)          LOANS        BALANCE (1)       BALANCE       RATE    U/W DSCR  LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------
        Interest Only                11      $    446,125,000       17.8%      5.310%     1.52x      69.6%
     125      -      299             21           270,540,524       10.8%      5.772%     2.95       40.3%
     300      -      358             62           441,727,131       17.6%      5.380%     1.35       72.1%
     359      -      360            135         1,346,200,659       53.7%      5.309%     1.33       73.2%
                                 ------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             229      $  2,504,593,314      100.0%      5.372%     1.54x      68.8%
                                 ==============================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):     360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):     125
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):   337

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                        YEARS BUILT / YEARS RENOVATED (1)

                                                                              WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF   AVERAGE              WEIGHTED
                                 MORTGAGED     CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED    AVERAGE
       RANGE OF YEARS               REAL         PRINCIPAL     MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
      BUILT/RENOVATED(1)         PROPERTIES    BALANCE (2)        BALANCE       RATE    U/W DSCR  LTV RATIO(2)
--------------------------------------------------------------------------------------------------------------
   1966      -      1985              14     $     43,389,660       1.7%       5.397%     1.44x       67.7%
   1986      -      1994              27          166,828,129       6.7%       5.328%     1.40        70.6%
   1995      -      1998              25          358,600,868      14.3%       5.203%     1.41        74.5%
   1999      -      2000              29          306,799,820      12.2%       5.245%     1.43        72.8%
   2001      -      2002              34          294,286,958      11.7%       5.392%     1.34        73.4%
   2003      -      2005             112        1,334,687,880      53.3%       5.447%     1.67        65.2%
                                 -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              241     $  2,504,593,314     100.0%       5.372%     1.54x       68.8%
                                 =============================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):    2005
OLDEST YEAR BUILT/RENOVATED (1):         1966
WTD. AVG. YEAR BUILT/RENOVATED (1):      2001

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
    RENOVATED.
(2) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                       OCCUPANCY RATES AT UNDERWRITING (1)

                                                                              WEIGHTED
                                 NUMBER OF                     PERCENTAGE OF   AVERAGE              WEIGHTED
                                 MORTGAGED    CUT-OFF DATE        INITIAL     MORTGAGE  WEIGHTED     AVERAGE
          RANGE OF                 REAL         PRINCIPAL      MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
  OCCUPANCY RATES AT U/W (1)     PROPERTIES    BALANCE (2)        BALANCE       RATE    U/W DSCR  LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------
     74%      -       85%            12      $    200,071,345       8.0%        5.414%    1.46x      73.9%
     86%      -       90%            20           249,244,997      10.0%        5.289%    1.40       71.1%
     91%      -       93%            34           361,701,739      14.4%        5.291%    1.39       75.6%
     94%      -       95%            35           725,231,582      29.0%        5.521%    1.87       60.4%
     96%      -       97%            15           132,989,105       5.3%        5.190%    1.45       70.8%
     98%      -      100%           107           689,732,792      27.5%        5.249%    1.36       71.3%
                                 -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             223      $  2,358,971,560      94.2%        5.354%    1.54x      68.8%
                                 =============================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):       100%
MINIMUM OCCUPANCY RATE AT U/W (1):        74%
WTD. AVG. OCCUPANCY RATE AT U/W (1):      94%

(1) HOTEL PROPERTIES ARE NOT INCLUDED.
(2) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                  PREPAYMENT PROVISIONS AS OF CUT-OFF DATE (1)

                                                                       WEIGHTED     WEIGHTED           WEIGHTED
                                                                       AVERAGE      AVERAGE             AVERAGE          WEIGHTED
                                                       PERCENTAGE OF  REMAINING    REMAINING           REMAINING          AVERAGE
         RANGE OF            NUMBER OF  CUT-OFF DATE      INITIAL      LOCKOUT      LOCKOUT             LOCKOUT          REMAINING
     REMAINING TERMS TO       MORTGAGE    PRINCIPAL    MORTGAGE POOL    PERIOD   PLUS YM PERIOD  PLUS PREPAYMENT PERIOD   MATURITY
STATED MATURITY (MONTHS) (1)   LOANS     BALANCE (2)      BALANCE      (MONTHS)     (MONTHS)            (MONTHS)        (MONTHS) (1)
-----------------------------------------------------------------------------------------------------------------------------------
   53          -      116        37    $   555,530,495     22.2%           76           77                 76                81
   117         -      118        98        737,493,265     29.4%          112          114                112               118
   119         -      125        94      1,211,569,554     48.4%          108          108                108               120
                            -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         229    $ 2,504,593,314    100.0%          102          103                102               111
                            =======================================================================================================

(1) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.
(2) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                               PREPAYMENT OPTIONS

                                                                       WEIGHTED     WEIGHTED           WEIGHTED
                                                                       AVERAGE      AVERAGE             AVERAGE          WEIGHTED
                                                       PERCENTAGE OF  REMAINING    REMAINING           REMAINING          AVERAGE
                            NUMBER OF  CUT-OFF DATE       INITIAL      LOCKOUT      LOCKOUT             LOCKOUT          REMAINING
                             MORTGAGE    PRINCIPAL     MORTGAGE POOL    PERIOD   PLUS YM PERIOD  PLUS PREPAYMENT PERIOD   MATURITY
     PREPAYMENT OPTION        LOANS     BALANCE (1)       BALANCE      (MONTHS)     (MONTHS)            (MONTHS)        (MONTHS) (2)
-----------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance           224    $ 2,478,508,823      99.0%         103          103                 103              111
Lockout / Yield Maintenance     5          26,084,491       1.0%          39          114                  39              117
                            -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        229    $ 2,504,593,314     100.0%         102          103                 102              111
                            =======================================================================================================

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                        UNDERLYING MORTGAGE LOAN SELLERS

                                                                                  WEIGHTED
                                       NUMBER OF                   PERCENTAGE OF  AVERAGE               WEIGHTED
                                      UNDERLYING   CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED     AVERAGE
                                       MORTGAGE      PRINCIPAL     MORTGAGE POOL  INTEREST  AVERAGE   CUT-OFF DATE
MORTGAGE LOAN SELLER                     LOANS      BALANCE (1)       BALANCE       RATE    U/W DSCR  LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.                   187      $ 1,890,257,608      75.5%       5.385%     1.58x       67.5%
PNC                                       21          318,682,106      12.7%       5.359%     1.44        70.0%
Keybank National Association              19          181,153,600       7.2%       5.369%     1.31        73.4%
Hypo Real Estate Capital Corporation       2          114,500,000       4.6%       5.188%     1.56        80.0%
                                      -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  229      $ 2,504,593,314     100.0%       5.372%     1.54x       68.8%
                                      =============================================================================

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                        LARGE MORTGAGE LOAN CONCENTRATION

                                                     WEIGHTED
                                     PERCENTAGE OF   AVERAGE                 WEIGHTED
                    CUT-OFF DATE        INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                     PRINCIPAL       MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
CONCENTRATION       BALANCE (1)         BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------
Top 1              $   175,000,000        7.0%        5.643%     1.39x         62.5%
Top 3                  481,812,368       19.2%        5.621%     2.15          52.6%
Top 5                  627,962,368       25.1%        5.480%     2.01          58.6%
Top 7                  731,712,368       29.2%        5.476%     1.95          60.5%
Top 10                 840,112,368       33.5%        5.441%     1.87          62.5%
----------------------------------------------------------------------------------------
ENTIRE POOL        $ 2,504,593,314      100.0%        5.372%     1.54x         68.8%
========================================================================================

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE

                                                                           WEIGHTED
                          NUMBER OF                    PERCENTAGE OF       AVERAGE                 WEIGHTED
                          MORTGAGED    CUT-OFF DATE        INITIAL         MORTGAGE    WEIGHTED     AVERAGE
                            REAL        PRINCIPAL     LOAN GROUP NO. 1     INTEREST    AVERAGE   CUT-OFF DATE
STATE                    PROPERTIES    BALANCE (1)         BALANCE           RATE      U/W DSCR  LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
New York                      7      $   388,220,484        19.8%           5.730%      2.41x        46.6%
California                   40          265,946,810        13.5%           5.242%      1.40         65.3%
 Southern California (2)     37          235,049,931        12.0%           5.220%      1.39         64.8%
 Northern California (2)      3           30,896,879         1.6%           5.410%      1.47         69.2%
Texas                        19          197,448,693        10.1%           5.251%      1.49         74.5%
Utah                          1          151,676,392         7.7%           5.302%      1.21         75.1%
North Carolina               11          116,810,438         5.9%           5.325%      1.38         75.2%
Florida                      11          115,380,399         5.9%           5.370%      1.39         70.2%
Michigan                      5           91,951,486         4.7%           5.276%      1.27         78.9%
Georgia                      13           81,068,190         4.1%           5.433%      1.33         74.3%
Kentucky                      3           70,335,716         3.6%           5.688%      1.62         66.8%
Arizona                       4           68,887,658         3.5%           5.309%      1.31         73.4%
Mississippi                   5           61,832,654         3.1%           5.343%      1.31         76.8%
Virginia                      4           54,099,707         2.8%           5.096%      1.37         69.9%
Ohio                          8           40,109,891         2.0%           5.291%      1.40         74.7%
Indiana                       7           36,344,550         1.9%           5.380%      1.39         74.3%
Nevada                        3           30,959,863         1.6%           5.186%      1.40         71.4%
New Jersey                    2           26,975,811         1.4%           5.648%      1.76         65.9%
Oklahoma                      5           24,416,979         1.2%           5.567%      1.34         76.1%
Pennsylvania                  3           24,300,000         1.2%           5.543%      1.34         75.6%
Illinois                      5           23,263,827         1.2%           5.460%      1.32         70.8%
Connecticut                   2           16,667,649         0.8%           5.283%      1.49         68.4%
Arkansas                      3           14,320,469         0.7%           5.578%      1.57         71.2%
Washington                    2           13,293,966         0.7%           5.055%      1.33         68.3%
Kansas                        3           11,540,372         0.6%           5.679%      1.50         73.9%
Colorado                      2            7,898,083         0.4%           6.036%      1.28         74.5%
Maryland                      2            7,740,000         0.4%           5.244%      1.44         67.5%
Wisconsin                     1            6,500,000         0.3%           5.080%      1.85         68.8%
Oregon                        1            5,550,000         0.3%           5.200%      1.24         80.4%
Alabama                       1            2,444,870         0.1%           5.380%      2.07         49.9%
New Hampshire                 1            2,347,423         0.1%           5.490%      1.29         73.4%
Tennessee                     1            2,268,454         0.1%           5.620%      1.28         73.2%
Missouri                      1            2,000,000         0.1%           5.420%      1.29         80.0%
South Carolina                1            1,714,722         0.1%           5.620%      1.38         79.8%
                         -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     177      $ 1,964,315,554       100.0%           5.410%      1.59x        67.1%
                         =====================================================================================

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATER THAN 93600.

             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                        WEIGHTED
                          NUMBER OF                     PERCENTAGE OF   AVERAGE               WEIGHTED
                          MORTGAGED   CUT-OFF DATE         INITIAL      MORTGAGE  WEIGHTED    AVERAGE
                            REAL        PRINCIPAL     LOAN GROUP NO. 1  INTEREST  AVERAGE   CUT-OFF DATE
PROPERTY TYPE            PROPERTIES    BALANCE (1)         BALANCE        RATE    U/W DSCR  LTV RATIO (1)
---------------------------------------------------------------------------------------------------------
Retail                       81      $   749,183,810        38.1%        5.286%     1.37x       71.1%
Office                       32          725,717,499        36.9%        5.504%     1.95        59.2%
Multifamily                  18          187,932,585         9.6%        5.325%     1.25        75.5%
Hotel                        18          145,621,754         7.4%        5.664%     1.61        69.0%
Industrial                   14           81,922,340         4.2%        5.453%     1.30        72.8%
Self Storage                  9           41,363,212         2.1%        5.441%     1.46        70.1%
Mixed Use                     5           32,574,354         1.7%        5.379%     1.34        72.0%
                         --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     177      $ 1,964,315,554       100.0%        5.410%     1.59x       67.1%
                         ================================================================================

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                   WEIGHTED
                                      NUMBER OF                   PERCENTAGE OF    AVERAGE               WEIGHTED
                                      MORTGAGED   CUT-OFF DATE       INITIAL       MORTGAGE  WEIGHTED    AVERAGE
                    PROPERTY             REAL      PRINCIPAL     LOAN GROUP NO. 1  INTEREST  AVERAGE   CUT-OFF DATE
PROPERTY TYPE       SUB-TYPE          PROPERTIES  BALANCE (1)        BALANCE         RATE    U/W DSCR  LTV RATIO(1)
-------------------------------------------------------------------------------------------------------------------
RETAIL

                Anchored                  35      $ 580,110,779       29.5%         5.274%     1.36x      71.1%
                Unanchored                46        169,073,030        8.6%         5.325%     1.43       71.1%
                                      -----------------------------------------------------------------------------
TOTAL/WEIGHTED
  AVERAGE:                                81      $ 749,183,810       38.1%         5.286%     1.37x      71.1%
                                      =============================================================================
MULTIFAMILY

                Conventional              17      $ 186,034,502        9.5%         5.319%     1.25x      75.5%
                Manufactured Housing       1          1,898,083        0.1%         5.930%     1.26       75.9%
                                      -----------------------------------------------------------------------------
TOTAL/WEIGHTED
  AVERAGE:                                18      $ 187,932,585        9.6%         5.3256%     1.25x      75.5%
                                      =============================================================================
HOTEL

                Limited Service           16        120,145,943        6.1%         5.717%     1.52x      68.6%
                Full Service               2      $  25,475,811        1.3%         5.414%     2.04       70.9%
                                      -----------------------------------------------------------------------------
TOTAL/WEIGHTED
  AVERAGE:                                18      $ 145,621,754        7.4%         5.664%     1.61x      69.0%
                                      =============================================================================

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

               GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                              WEIGHTED
                                NUMBER OF                    PERCENTAGE OF    AVERAGE               WEIGHTED       WEIGHTED
                               UNDERLYING   CUT-OFF DATE        INITIAL       MORTGAGE  WEIGHTED    AVERAGE        AVERAGE
                                MORTGAGE      PRINCIPAL     LOAN GROUP NO. 1  INTEREST  AVERAGE   CUT-OFF DATE     REMAINING
LOAN TYPE                        LOANS       BALANCE (1)        BALANCE         RATE    U/W DSCR  LTV RATIO (1)  IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------
Balloons with Partial IO Term      74      $   857,230,000       43.6%         5.286%     1.33x       72.0%            39
Balloons without IO Term           82          592,807,482       30.2%         5.451%     1.40        71.4%           N/A
Interest Only Balloon Loans         8          345,525,000       17.6%         5.414%     1.51        68.3%            97
Fully Amortizing                    1          155,135,976        7.9%         5.909%     3.94        19.4%           N/A
ARD Loans without IO Periods        3           13,617,096        0.7%         5.621%     1.22        76.9%           N/A
                               -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           168      $ 1,964,315,554      100.0%         5.410%     1.59x       67.1%           N/A
                               ===============================================================================================

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                     GROUP NO. 1 ORIGINAL AMORTIZATION TERMS

                                                                          WEIGHTED
                           NUMBER OF                     PERCENTAGE OF    AVERAGE               WEIGHTED
        RANGE OF           UNDERLYING   CUT-OFF DATE        INITIAL       MORTGAGE  WEIGHTED     AVERAGE
  ORIGINAL AMORTIZATION     MORTGAGE      PRINCIPAL     LOAN GROUP NO. 1  INTEREST  AVERAGE   CUT-OFF DATE
     TERMS (MONTHS)          LOANS       BALANCE (1)        BALANCE         RATE    U/W DSCR  LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
      Interest Only             8      $   345,525,000        17.6%        5.414%    1.51x        68.3%
       132  -  300             28          324,910,524        16.5%        5.764%    2.71         45.2%
       301  -  360            132        1,293,880,030        65.9%        5.320%    1.33         72.2%

                           --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       168      $ 1,964,315,554       100.0%        5.410%    1.59x        67.1%
                           ================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):              360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):              132
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):            332

(1)  ASSUMES A CUT-OFF DATE IN DECEMBER 2005.
(2)  DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                    GROUP NO. 1 REMAINING AMORTIZATION TERMS

                                                                          WEIGHTED
                           NUMBER OF                     PERCENTAGE OF    AVERAGE               WEIGHTED
        RANGE OF           UNDERLYING   CUT-OFF DATE        INITIAL       MORTGAGE  WEIGHTED     AVERAGE
 REMAINING AMORTIZATION     MORTGAGE      PRINCIPAL     LOAN GROUP NO. 1  INTEREST  AVERAGE   CUT-OFF DATE
   TERMS (MONTHS) (1)        LOANS       BALANCE (1)        BALANCE         RATE    U/W DSCR  LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
   Interest Only                8      $   345,525,000        17.6%        5.414%    1.51x        68.3%
   125   -   299               21          270,540,524        13.8%        5.772%    2.95         40.3%
   300   -   358               44          374,054,226        19.0%        5.389%    1.34         72.3%
   359   -   360               95          974,195,804        49.6%        5.316%    1.33         72.0%

                           --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       168      $ 1,964,315,554       100.0%        5.410%    1.59x        67.1%
                           ================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):          360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):          125
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):        330

(1)  ASSUMES A CUT-OFF DATE IN DECEMBER 2005.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY

                                                                                WEIGHTED
                                 NUMBER OF                     PERCENTAGE OF    AVERAGE               WEIGHTED
            RANGE OF             UNDERLYING   CUT-OFF DATE        INITIAL       MORTGAGE  WEIGHTED     AVERAGE
        ORIGINAL TERMS            MORTGAGE      PRINCIPAL     LOAN GROUP NO. 1  INTEREST  AVERAGE   CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)    LOANS       BALANCE (2)        BALANCE         RATE    U/W DSCR  LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------
    60   -    84                      7      $   291,180,502        14.8%        5.302%    1.36x        76.7%
    85   -   120                    125        1,262,326,664        64.3%        5.391%    1.41         69.2%
   121   -   132                     36          410,808,388        20.9%        5.544%    2.30         53.7%

                                 --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             168      $ 1,964,315,554       100.0%        5.410%    1.59x        67.1%
                                 ================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):        132
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):         60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):      112

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                 GROUP NO. 1 REMAINING TERMS TO STATED MATURITY

                                                                                    WEIGHTED
                                    NUMBER OF                     PERCENTAGE OF     AVERAGE               WEIGHTED
            RANGE OF                UNDERLYING    CUT-OFF DATE        INITIAL       MORTGAGE  WEIGHTED     AVERAGE
        REMAINING TERMS              MORTGAGE       PRINCIPAL     LOAN GROUP NO. 1  INTEREST  AVERAGE   CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)     LOANS       BALANCE (2)        BALANCE         RATE    U/W DSCR  LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------
          53    -    116                 24      $   404,145,351        20.6%        5.258%    1.35x        75.2%
         117    -    118                 78          612,108,577        31.2%        5.388%    1.42         70.0%
         119    -    125                 66          948,061,627        48.3%        5.489%    1.80         61.7%

                                    ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 168      $ 1,964,315,554       100.0%        5.410%    1.59x        67.1%
                                    =================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):          125
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):           53
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):        110

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                   GROUP NO. 1 CUT-OFF DATE PRINCIPAL BALANCES

                                                                             WEIGHTED
                              NUMBER OF                     PERCENTAGE OF    AVERAGE               WEIGHTED
                              UNDERLYING   CUT-OFF DATE        INITIAL       MORTGAGE  WEIGHTED     AVERAGE
  RANGE OF CUT-OFF DATE        MORTGAGE      PRINCIPAL    LOAN GROUP NO. 1   INTEREST  AVERAGE   CUT-OFF DATE
  PRINCIPAL BALANCES (1)        LOANS       BALANCE (1)        BALANCE         RATE    U/W DSCR  LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
 $1,098,398  -     1,500,000       8           10,135,276         0.5%        5.552%    1.62         57.4%
  1,500,001  -     2,000,000      11           20,141,025         1.0%        5.475%    1.50         64.7%
  2,000,001  -     3,000,000      15           36,639,579         1.9%        5.457%    1.43         66.3%
  3,000,001  -     4,000,000      17           59,961,439         3.1%        5.446%    1.48         67.7%
  4,000,001  -     5,000,000      17           75,261,996         3.8%        5.416%    1.39         72.1%
  5,000,001  -     6,000,000      18           99,584,029         5.1%        5.432%    1.36         75.1%
  6,000,001  -     7,000,000      12           77,195,217         3.9%        5.393%    1.45         73.1%
  7,000,001  -     8,000,000      10           75,436,674         3.8%        5.233%    1.36         67.7%
  8,000,001  -    10,000,000      10           87,963,529         4.5%        5.452%    1.46         70.4%
 10,000,001  -    12,000,000      15          161,338,416         8.2%        5.399%    1.35         70.5%
 12,000,001  -    15,000,000       7           97,981,862         5.0%        5.327%    1.46         71.6%
 15,000,001  -    20,000,000      11          194,101,951         9.9%        5.286%    1.33         70.2%
 20,000,001  -    40,000,000      11          315,762,192        16.1%        5.231%    1.34         73.8%
 40,000,001  -    65,000,000       2          103,750,000         5.3%        5.453%    1.61         72.2%
 65,000,001  -  $175,000,000       4          549,062,368        28.0%        5.570%    2.08         55.9%
                              --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          168      $ 1,964,315,554       100.0%        5.410%    1.59x        67.1%
                              ================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                $ 175,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                $   1,098,398
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):                $  11,692,354

(1)  ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                       GROUP NO. 1 MORTGAGE INTEREST RATES

                                                                             WEIGHTED
                              NUMBER OF                     PERCENTAGE OF    AVERAGE               WEIGHTED
                              UNDERLYING   CUT-OFF DATE        INITIAL       MORTGAGE  WEIGHTED     AVERAGE
          RANGE OF             MORTGAGE      PRINCIPAL    LOAN GROUP NO. 1   INTEREST  AVERAGE   CUT-OFF DATE
  MORTGAGE INTEREST RATES       LOANS       BALANCE (1)        BALANCE         RATE    U/W DSCR  LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------

 4.890%  -  5.000%                10      $    86,284,807         4.4%        4.969%    1.34x        66.6%
 5.001%  -  5.250%                40          527,823,998        26.9%        5.141%    1.42         72.5%
 5.251%  -  5.500%                57          636,615,899        32.4%        5.346%    1.32         73.2%
 5.501%  -  5.750%                46          476,231,103        24.2%        5.626%    1.46         67.9%
 5.751%  -  6.140%                15          237,359,746        12.1%        5.908%    3.05         37.0%
                              --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          168      $ 1,964,315,554       100.0%        5.410%    1.59x        67.1%
                              ================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                            6.140%
MINIMUM MORTGAGE INTEREST RATE:                            4.890%
WTD. AVG. MORTGAGE INTEREST RATE:                          5.410%

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

              GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                             WEIGHTED
                              NUMBER OF                     PERCENTAGE OF    AVERAGE               WEIGHTED
                              UNDERLYING   CUT-OFF DATE        INITIAL       MORTGAGE  WEIGHTED     AVERAGE
      RANGE OF                 MORTGAGE      PRINCIPAL    LOAN GROUP NO. 1   INTEREST  AVERAGE   CUT-OFF DATE
      U/W DSCRs                 LOANS       BALANCE (1)        BALANCE         RATE    U/W DSCR  LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
  .20x    -   1.22                18      $   364,481,842        18.6%        5.306%     1.21x       73.3%
 1.23     -   1.26                20          178,684,663         9.1%        5.245%     1.25        76.4%
 1.27     -   1.30                27          231,573,780        11.8%        5.371%     1.28        77.0%
 1.31     -   1.35                23          149,010,141         7.6%        5.387%     1.33        71.8%
 1.36     -   1.40                14          296,206,610        15.1%        5.468%     1.39        65.3%
 1.41     -   1.45                11          110,062,839         5.6%        5.485%     1.43        71.8%
 1.46     -   1.50                12           77,870,287         4.0%        5.328%     1.47        61.5%
 1.51     -   1.80                30          322,198,000        16.4%        5.401%     1.60        71.5%
 1.81     -   3.94x               13          234,227,391        11.9%        5.681%     3.27        33.0%
                              --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          168      $ 1,964,315,554       100.0%        5.410%     1.59x       67.1%
                              ================================================================================

MAXIMUM U/W DSCR:                                           3.94x
MINIMUM U/W DSCR:                                           1.20x
WTD. AVG. U/W DSCR:                                         1.59x

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                  GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                             WEIGHTED
                              NUMBER OF                     PERCENTAGE OF    AVERAGE               WEIGHTED
                              UNDERLYING   CUT-OFF DATE        INITIAL       MORTGAGE  WEIGHTED     AVERAGE
  RANGE OF CUT-OFF DATE       MORTGAGE      PRINCIPAL    LOAN GROUP NO. 1   INTEREST  AVERAGE   CUT-OFF DATE
 LOAN-TO-VALUE RATIOS (1)       LOANS       BALANCE (1)        BALANCE         RATE    U/W DSCR  LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
 19.4%    -     60.0%             22      $   268,545,943        13.7%        5.607%     2.98x       33.1%
 60.1%    -     65.0%             17          271,092,655        13.8%        5.549%     1.42        62.6%
 65.1%    -     70.0%             30          365,793,628        18.6%        5.339%     1.43        67.4%
 70.1%    -     73.0%             18          139,666,695         7.1%        5.435%     1.38        71.2%
 73.1%    -     75.0%             23          132,576,144         6.7%        5.532%     1.43        74.4%
 75.1%    -     78.0%             18          307,720,713        15.7%        5.357%     1.26        75.6%
 78.1%    -     81.2%             40          478,919,777        24.4%        5.268%     1.34        79.6%
                              --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          168      $ 1,964,315,554       100.0%        5.410%     1.59x       67.1%
                              ================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):                         81.2%
MINIMUM CUT-OFF DATE LTV RATIO (1):                         19.4%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):                       67.1%

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the ("Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                      GROUP NO. 1 UNDERLYING MORTGAGED REAL
                        PROPERTIES BY OWNERSHIP INTEREST

                                                                        WEIGHTED
                         NUMBER OF                      PERCENTAGE OF    AVERAGE               WEIGHTED
                         MORTGAGED     CUT-OFF DATE        INITIAL      MORTGAGE   WEIGHTED     AVERAGE
                            REAL        PRINCIPAL     LOAN GROUP NO. 1  INTEREST    AVERAGE  CUT-OFF DATE
FEE/LEASEHOLD            PROPERTIES    BALANCE (1)         BALANCE        RATES    U/W DSCR  LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
Fee                          173     $ 1,775,128,239         90.4%        5.414%     1.63x       66.4%
Fee/Leasehold                  1         151,676,392          7.7%        5.302%     1.21        75.1%
Leasehold                      3          37,510,924          1.9%        5.671%     1.44        67.1%
                         ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      177     $ 1,964,315,554        100.0%        5.410%     1.59x       67.1%
                         ==================================================================================

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                     GROUP NO. 1 YEARS BUILT/YEARS RENOVATED

                                                                        WEIGHTED
                         NUMBER OF                      PERCENTAGE OF   AVERAGE                WEIGHTED
                         MORTGAGED     CUT-OFF DATE        INITIAL      MORTGAGE   WEIGHTED     AVERAGE
    RANGE OF YEARS          REAL        PRINCIPAL     LOAN GROUP NO. 1  INTEREST   AVERAGE   CUT-OFF DATE
  BUILT/RENOVATED(1)     PROPERTIES    BALANCE (2)         BALANCE        RATE     U/W DSCR  LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
     1966  -  1985           12      $    39,866,743          2.0%        5.403%     1.43x       68.0%
     1986  -  1994           19          124,181,586          6.3%        5.352%     1.41        69.4%
     1995  -  1998           19          270,615,868         13.8%        5.258%     1.41        74.2%
     1999  -  2000           18          194,393,877          9.9%        5.268%     1.45        71.1%
     2001  -  2002           22          214,215,957         10.9%        5.406%     1.35        72.1%
     2003  -  2005           87        1,121,041,524         57.1%        5.479%     1.73        63.4%
                         ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     177      $ 1,964,315,554        100.0%        5.410%     1.59x       67.1%
                         ==================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):         2005
OLDEST YEAR BUILT/RENOVATED (1):              1966
WTD. AVG. YEAR BUILT/RENOVATED (1):           2001

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
    RENOVATED.
(2) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                   GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING

                                                                           WEIGHTED
                             NUMBER OF                     PERCENTAGE OF    AVERAGE
                             MORTGAGED    CUT-OFF DATE        INITIAL      MORTGAGE  WEIGHTED    WEIGHTED
         RANGE OF              REAL         PRINCIPAL    LOAN GROUP NO. 1  INTEREST  AVERAGE     AVERAGE
OCCUPANCY RATES AT U/W (1)  PROPERTIES     BALANCE (2)        BALANCE        RATE    U/W DSCR  LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------
     77%     -     85%           8      $   169,769,693         8.6%        5.403%     1.48x       73.9%
     86%     -     90%          12          130,184,096         6.6%        5.333%     1.48        65.0%
     91%     -     93%          21          231,541,635        11.8%        5.321%     1.41        75.5%
     94%     -     95%          21          639,267,587        32.5%        5.549%     1.94        58.3%
     96%     -     97%           6           52,593,009         2.7%        5.173%     1.44        70.2%
     98%     -     100%         91          595,337,779        30.3%        5.273%     1.35        70.9%
                            ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        159      $ 1,818,693,800        92.6%        5.390%     1.59x       66.9%
                            =================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):             100%
MINIMUM OCCUPANCY RATE AT U/W (1):              77%
WTD. AVG. OCCUPANCY RATE AT U/W (1):            94%

(1) HOTEL PROPERTIES ARE NOT INCLUDED.
(2) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                          GROUP NO. 1 PREPAYMENT OPTION

                                                                     WEIGHTED      WEIGHTED            WEIGHTED
                                                                      AVERAGE      AVERAGE             AVERAGE            WEIGHTED
                                                    PERCENTAGE OF    REMAINING    REMAINING           REMAINING           AVERAGE
                        NUMBER OF   CUT-OFF DATE       INITIAL        LOCKOUT      LOCKOUT             LOCKOUT           REMAINING
                         MORTGAGE    PRINCIPAL     LOAN GROUP NO. 1   PERIOD    PLUS YM PERIOD  PLUS PREPAYMENT PERIOD    MATURITY
  PREPAYMENT OPTION       LOANS     BALANCE (1)        BALANCE       (MONTHS)      (MONTHS)            (MONTHS)         (MONTHS) (2)
------------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance       163    $ 1,938,231,063        98.7%          101          101                  101                110
Lockout / Yield
 Maintenance                 5         26,084,491         1.3%           39          114                   39                117
                        ------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    168    $ 1,964,315,554       100.0%          100          101                  100                110
                        ============================================================================================================

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                 GROUP NO. 2 MORTGAGED REAL PROPERTIES BY STATE

                                                                            WEIGHTED
                               NUMBER OF                   PERCENTAGE OF    AVERAGE               WEIGHTED
                               MORTGAGED    CUT-OFF DATE      INITIAL       MORTGAGE  WEIGHTED    AVERAGE
                                  REAL       PRINCIPAL    LOAN GROUP NO. 2  INTEREST  AVERAGE   CUT-OFF DATE
STATE                          PROPERTIES   BALANCE (1)       BALANCE         RATE    U/W DSCR  LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
Texas                              13      $ 122,779,855        22.7%        5.284%     1.31x      77.9%
Ohio                               11        116,666,893        21.6%        5.223%     1.33       75.6%
Florida                             4         42,047,298         7.8%        4.880%     1.49       76.9%
Nevada                              1         38,200,000         7.1%        4.856%     1.49       77.2%
California                          7         37,834,877         7.0%        5.132%     1.56       66.2%
     Southern California (2)        6         19,834,877         3.7%        5.097%     1.33       71.8%
     Northern California (2)        1         18,000,000         3.3%        5.170%     1.81       60.0%
Michigan                            1         27,270,000         5.0%        5.230%     1.44       74.1%
Arizona                             3         19,901,652         3.7%        5.408%     1.31       76.2%
South Carolina                      2         18,580,155         3.4%        5.232%     1.38       71.8%
Georgia                             2         18,021,046         3.3%        5.374%     1.27       79.4%
Tennessee                           2         14,305,000         2.6%        5.869%     1.23       76.6%
Colorado                            1         14,035,000         2.6%        5.340%     1.23       73.9%
Wisconsin                           2         12,350,000         2.3%        5.146%     1.41       74.4%
Pennsylvania                        1          7,650,000         1.4%        5.235%     1.37       71.5%
Oregon                              2          7,641,516         1.4%        5.227%     1.34       73.7%
Oklahoma                            1          7,150,000         1.3%        5.570%     1.27       79.9%
Missouri                            2          6,790,189         1.3%        5.726%     1.46       75.0%
Illinois                            1          6,150,000         1.1%        5.550%     1.24       75.9%
Massachusetts                       1          5,987,410         1.1%        5.370%     1.76       45.6%
Utah                                1          4,948,798         0.9%        5.320%     1.38       74.4%
Arkansas                            1          3,725,000         0.7%        5.670%     1.28       79.3%
Nebraska                            1          2,794,125         0.5%        5.370%     1.25       78.7%
Connecticut                         1          2,500,000         0.5%        5.250%     1.58       58.1%
New York                            2          2,080,672         0.4%        5.796%     1.24       78.5%
North Carolina                      1            868,274         0.2%        5.630%     1.52       66.3%
                              --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            64      $ 540,277,760       100.0%        5.233%     1.37x      75.2%
                              ================================================================================

(1)  ASSUMES A CUT-OFF DATE IN DECEMBER 2005.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATER THAN 93600.

             GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                            WEIGHTED
                               NUMBER OF                    PERCENTAGE OF    AVERAGE              WEIGHTED
                               MORTGAGED   CUT-OFF DATE        INITIAL      MORTGAGE  WEIGHTED     AVERAGE
                                 REAL        PRINCIPAL    LOAN GROUP NO. 2  INTEREST   AVERAGE  CUT-OFF DATE
PROPERTY TYPE                 PROPERTIES    BALANCE (1)        BALANCE        RATE    U/W DSCR  LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
Multifamily                       64         540,277,760       100.0%        5.233%    1.37         75.2%
                              --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           64       $ 540,277,760       100.0%        5.233%    1.37x        75.2%
                              ================================================================================

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

           GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                   WEIGHTED
                                     NUMBER OF                   PERCENTAGE OF      AVERAGE                WEIGHTED
                                     MORTGAGED   CUT-OFF DATE       INITIAL        MORTGAGE   WEIGHTED      AVERAGE
                      PROPERTY          REAL       PRINCIPAL    LOAN GROUP NO. 2   INTEREST    AVERAGE   CUT-OFF DATE
PROPERTY TYPE         SUB-TYPE       PROPERTIES   BALANCE (1)       BALANCE          RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
               Conventional              60      $ 529,840,181        98.1%          5.237%     1.37x       75.2%
               Manufactured Housing       4         10,437,579         1.9%          5.015%     1.34        75.0%
                                     ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  64      $ 540,277,760       100.0%          5.233%     1.37x       75.2%
                                     ==================================================================================

(1)  ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

               GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                            WEIGHTED
                               NUMBER OF                   PERCENTAGE OF    AVERAGE               WEIGHTED       WEIGHTED
                               UNDERLYING   CUT-OFF DATE      INITIAL       MORTGAGE  WEIGHTED     AVERAGE        AVERAGE
                                MORTGAGE     PRINCIPAL    LOAN GROUP NO. 2  INTEREST   AVERAGE   CUT-OFF DATE    REMAINING
LOAN TYPE                        LOANS      BALANCE (1)       BALANCE         RATE    U/W DSCR  LTV RATIO (1)  IO PERIOD (1)
-----------------------------------------------------------------------------------------------------------------------------
Balloons with Partial IO Term      35      $ 331,495,000       61.4%         5.270%    1.33x        76.0%            30
Balloons without IO Term           23        108,182,760       20.0%         5.381%    1.33         73.6%           N/A
Interest Only Balloon Loans         3        100,600,000       18.6%         4.952%    1.55         74.1%           113
                               ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            61      $ 540,277,760      100.0%         5.233%    1.37x        75.2%           N/A
                               ==============================================================================================

(1)  ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                     GROUP NO. 2 ORIGINAL AMORTIZATION TERMS

                                                                                 WEIGHTED
                                 NUMBER OF                      PERCENTAGE OF    AVERAGE               WEIGHTED
           RANGE OF              UNDERLYING   CUT-OFF DATE         INITIAL       MORTGAGE  WEIGHTED    AVERAGE
    ORIGINAL AMORTIZATION         MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2  INTEREST  AVERAGE   CUT-OFF DATE
       TERMS (MONTHS)              LOANS      BALANCE (1)          BALANCE         RATE    U/W DSCR  LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
       Interest Only                  3      $    100,600,000        18.6%        4.952%    1.55x        74.1%
     301     -     360               58           439,677,760        81.4%        5.297%    1.33         75.4%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61      $    540,277,760       100.0%        5.233%    1.37x        75.2%
                                 =================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):        360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):        360
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):      360

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                    GROUP NO. 2 REMAINING AMORTIZATION TERMS

                                                                                 WEIGHTED
                                  NUMBER OF                     PERCENTAGE OF    AVERAGE               WEIGHTED
          RANGE OF               UNDERLYING    CUT-OFF DATE        INITIAL       MORTGAGE  WEIGHTED    AVERAGE
   REMAINING AMORTIZATION         MORTGAGE       PRINCIPAL     LOAN GROUP NO. 2  INTEREST  AVERAGE   CUT-OFF DATE
      TERMS (MONTHS) (1)           LOANS        BALANCE (1)        BALANCE         RATE    U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
        Interest Only                 3      $    100,600,000        18.6%        4.952%     1.55x        74.1%
     353      -      358             18            67,672,905        12.5%        5.330%     1.38         71.2%
     359      -      360             40           372,004,855        68.9%        5.291%     1.32         76.1%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61      $    540,277,760       100.0%        5.233%     1.37x        75.2%
                                 =================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):    360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):    353
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):  359

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY

                                                                                 WEIGHTED
                                  NUMBER OF                      PERCENTAGE OF   AVERAGE               WEIGHTED
          RANGE OF               UNDERLYING   CUT-OFF DATE         INITIAL       MORTGAGE  WEIGHTED    AVERAGE
       ORIGINAL TERMS             MORTGAGE     PRINCIPAL       LOAN GROUP NO. 2  INTEREST  AVERAGE   CUT-OFF DATE
TO STATED MATURITY (MONTHS)(1)      LOANS      BALANCE (2)         BALANCE         RATE    U/W DSCR  LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
     60      -      84                7      $     34,819,596         6.4%        5.654%     1.36x       76.6%
     85      -      120              38           390,346,167        72.2%        5.196%     1.39        74.9%
     121     -      122              16           115,111,996        21.3%        5.231%     1.32        75.5%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61      $    540,277,760       100.0%        5.233%     1.37x       75.2%
                                 =================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    122
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):  116

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                 GROUP NO. 2 REMAINING TERMS TO STATED MATURITY

                                                                                   WEIGHTED
                                    NUMBER OF                     PERCENTAGE OF    AVERAGE               WEIGHTED
            RANGE OF               UNDERLYING    CUT-OFF DATE        INITIAL       MORTGAGE  WEIGHTED    AVERAGE
        REMAINING TERMS             MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2  INTEREST  AVERAGE   CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)   LOANS       BALANCE (2)         BALANCE         RATE    U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------
       54      -      116               13     $    151,385,144        28.0%        5.162%     1.42x       77.2%
       117     -      118               20          125,384,688        23.2%        5.217%     1.47        70.1%
       119     -      120               28          263,507,927        48.8%        5.281%     1.30        76.4%
                                   ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 61     $    540,277,760       100.0%        5.233%     1.37x       75.2%
                                   =================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):        120
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):         54
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):      114

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                   GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES

                                                                                 WEIGHTED
                                  NUMBER OF                      PERCENTAGE OF   AVERAGE               WEIGHTED
                                 UNDERLYING    CUT-OFF DATE        INITIAL       MORTGAGE  WEIGHTED     AVERAGE
   RANGE OF CUT-OFF DATE          MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2  INTEREST  AVERAGE   CUT-OFF DATE
   PRINCIPAL BALANCES (1)          LOANS       BALANCE (1)         BALANCE         RATE    U/W DSCR  LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
   $868,274   -    1,000,000          2      $      1,851,124         0.3%        5.811%     1.36x        72.8%
  1,000,001   -    1,500,000          5             6,187,144         1.1%        5.387%     1.35         71.4%
  1,500,001   -    2,000,000          1             1,866,031         0.3%        5.700%     1.20         77.8%
  2,000,001   -    3,000,000          6            15,971,340         3.0%        5.379%     1.48         67.6%
  3,000,001   -    4,000,000          5            17,037,260         3.2%        5.520%     1.35         76.0%
  4,000,001   -    5,000,000          4            18,967,902         3.5%        5.247%     1.35         76.7%
  5,000,001   -    6,000,000          8            45,139,061         8.4%        5.265%     1.47         69.6%
  6,000,001   -    7,000,000          4            25,941,842         4.8%        5.433%     1.30         76.2%
  7,000,001   -    8,000,000          5            36,205,000         6.7%        5.553%     1.29         76.6%
  8,000,001   -   10,000,000          5            46,495,155         8.6%        5.223%     1.31         75.1%
 10,000,001   -   12,000,000          4            44,020,000         8.1%        5.363%     1.26         77.9%
 12,000,001   -   15,000,000          5            70,736,046        13.1%        5.264%     1.29         76.3%
 15,000,001   -   20,000,000          2            34,875,000         6.5%        5.276%     1.52         69.1%
 20,000,001   -   40,000,000          4            96,084,854        17.8%        5.151%     1.35         76.4%
 40,000,001   -   $78,900,00          1            78,900,000        14.6%        4.856%     1.49         77.2%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61      $    540,277,760       100.0%        5.233%     1.37x        75.2%
                                 =================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):  $     78,900,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):  $        868,274
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):  $      8,857,012

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                       GROUP NO. 2 MORTGAGE INTEREST RATES

                                                                                WEIGHTED
                                  NUMBER OF                     PERCENTAGE OF   AVERAGE               WEIGHTED
                                 UNDERLYING   CUT-OFF DATE        INITIAL       MORTGAGE  WEIGHTED    AVERAGE
          RANGE OF                MORTGAGE      PRINCIPAL     LOAN GROUP NO. 2  INTEREST  AVERAGE   CUT-OFF DATE
    MORTGAGE INTEREST RATES        LOANS       BALANCE (1)        BALANCE         RATE    U/W DSCR  LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------
    4.856%    -    5.000%             5      $    111,990,281        20.7%        4.891%     1.46x       76.3%
    5.001%    -    5.250%            20           219,948,830        40.7%        5.189%     1.39        74.0%
    5.251%    -    5.500%            20           150,564,890        27.9%        5.366%     1.32        75.5%
    5.501%    -    5.750%            12            39,024,067         7.2%        5.616%     1.26        75.4%
    5.751%    -    6.020%             4            18,749,692         3.5%        5.935%     1.34        78.4%
                                 --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61      $    540,277,760       100.0%        5.233%     1.37x       75.2%
                                 ================================================================================

MAXIMUM MORTGAGE INTEREST RATE:              6.020%
MINIMUM MORTGAGE INTEREST RATE:              4.856%
WTD. AVG. MORTGAGE INTEREST RATE:            5.233%

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

              GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                 WEIGHTED
                                 NUMBER OF                      PERCENTAGE OF    AVERAGE               WEIGHTED
                                 UNDERLYING    CUT-OFF DATE         INITIAL      MORTGAGE  WEIGHTED    AVERAGE
         RANGE OF                 MORTGAGE       PRINCIPAL     LOAN GROUP NO. 2  INTEREST  AVERAGE   CUT-OFF DATE
         U/W DSCRs                 LOANS        BALANCE (1)        BALANCE         RATE    U/W DSCR  LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------
   1.19x     -      1.22              6      $     58,443,735       10.8%         5.364%     1.21x      77.9%
   1.23      -      1.26             10            88,697,993       16.4%         5.355%     1.25       77.1%
   1.27      -      1.30             11            79,169,915       14.7%         5.401%     1.28       77.1%
   1.31      -      1.35              9            60,435,066       11.2%         5.232%     1.33       78.1%
   1.36      -      1.40              8            39,138,223        7.2%         5.305%     1.38       74.1%
   1.41      -      1.45              5            73,520,000       13.6%         5.157%     1.43       73.7%
   1.46      -      1.50              5           101,323,167       18.8%         4.915%     1.49       75.4%
   1.51      -      1.80              5            18,855,684        3.5%         5.487%     1.62       63.3%
   1.81      -      1.92x             2            20,693,976        3.8%         5.158%     1.82       60.1%
                                 --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61      $    540,277,760      100.0%         5.233%     1.37x      75.2%
                                 ================================================================================

MAXIMUM U/W DSCR:                                      1.92x
MINIMUM U/W DSCR:                                      1.19x
WTD. AVG. U/W DSCR:                                    1.37x

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                  GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                                 WEIGHTED
                                  NUMBER OF                     PERCENTAGE OF    AVERAGE               WEIGHTED
                                 UNDERLYING    CUT-OFF DATE         INITIAL      MORTGAGE  WEIGHTED    AVERAGE
   RANGE OF CUT-OFF DATE          MORTGAGE       PRINCIPAL     LOAN GROUP NO. 2  INTEREST  AVERAGE   CUT-OFF DATE
  LOAN-TO-VALUE RATIOS (1)         LOANS        BALANCE (1)         BALANCE        RATE    U/W DSCR  LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
   45.6%     -     60.0%             3       $     26,487,410         4.9%        5.223%     1.78x       56.6%
   60.1%     -     65.0%             5             15,250,088         2.8%        5.263%     1.48        63.0%
   65.1%     -     70.0%             5             22,047,224         4.1%        5.146%     1.48        69.1%
   70.1%     -     73.0%             4             32,140,189         5.9%        5.226%     1.38        72.1%
   73.1%     -     75.0%             9            106,438,953        19.7%        5.265%     1.35        73.9%
   75.1%     -     78.0%            13            156,063,154        28.9%        5.096%     1.39        77.0%
   78.1%     -     80.0%            22            181,850,742        33.7%        5.343%     1.29        79.3%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             61       $    540,277,760       100.0%        5.233%     1.37x       75.2%
                                 =================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):   80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):   45.6%
WTD. AVG. CUT-OFF DATE LTV RATIO (1): 75.2%

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

     GROUP NO. 2 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                         WEIGHTED
                            NUMBER OF                   PERCENTAGE OF     AVERAGE              WEIGHTED
                            MORTGAGED   CUT-OFF DATE       INITIAL       MORTGAGE  WEIGHTED     AVERAGE
                               REAL       PRINCIPAL    LOAN GROUP NO. 2  INTEREST   AVERAGE  CUT-OFF DATE
FEE/LEASEHOLD               PROPERTIES   BALANCE (1)       BALANCE         RATES   U/W DSCR  LTV RATIO (1)
----------------------------------------------------------------------------------------------------------
Fee                             64      $ 540,277,760       100.0%        5.233%    1.37x        75.2%
                            ------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         64      $ 540,277,760       100.0%        5.233%    1.37x        75.2%
                            ==============================================================================

(1) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                     GROUP NO. 2 YEARS BUILT/YEARS RENOVATED

                                                                                   WEIGHTED
                                     NUMBER OF                   PERCENTAGE OF     AVERAGE                 WEIGHTED
                                     MORTGAGED   CUT-OFF DATE       INITIAL        MORTGAGE   WEIGHTED     AVERAGE
    RANGE OF YEARS                      REAL      PRINCIPAL     LOAN GROUP NO. 2   INTEREST   AVERAGE    CUT-OFF DATE
  BUILT/RENOVATED (1)                PROPERTIES   BALANCE (2)        BALANCE        RATE      U/W DSCR   LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------
 1970    -    1985                        2      $   3,522,917         0.7%         5.328%      1.49x       64.1%
 1986    -    1994                        8         42,646,543         7.9%         5.259%      1.39        73.8%
 1995    -    1998                        6         87,985,000        16.3%         5.032%      1.41        75.4%
 1999    -    2000                       11        112,405,943        20.8%         5.206%      1.38        75.8%
 2001    -    2002                       12         80,071,000        14.8%         5.354%      1.30        76.8%
 2003    -    2005                       25        213,646,356        39.5%         5.277%      1.37        74.6%
                                 -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  64      $ 540,277,760       100.0%         5.233%      1.37x       75.2%
                                 =====================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):   2005
OLDEST YEAR BUILT/RENOVATED (1):        1970
WTD. AVG. YEAR BUILT/RENOVATED (1):     2000

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
    RENOVATED.
(2) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                   GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING

                                                                                    WEIGHTED
                                      NUMBER OF                    PERCENTAGE OF     AVERAGE              WEIGHTED
                                      MORTGAGED   CUT-OFF DATE        INITIAL       MORTGAGE  WEIGHTED    AVERAGE
           RANGE OF                      REAL       PRINCIPAL    LOAN GROUP NO. 2   INTEREST   AVERAGE  CUT-OFF DATE
  OCCUPANCY RATES AT U/W (1)          PROPERTIES   BALANCE (2)        BALANCE         RATE    U/W DSCR  LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------
   74%     -     85%                      4       $  30,301,652         5.6%         5.477%     1.32x      74.0%
   86%     -     90%                      8         119,060,901        22.0%         5.240%     1.32       77.7
   91%     -     93%                     13         130,160,104        24.1%         5.237%     1.36       75.9
   94%     -     95%                     14          85,963,995        15.9%         5.309%     1.34       76.2
   96%     -     97%                      9          80,396,096        14.9%         5.200%     1.47       71.2
   98%     -     100%                    16          94,395,013        17.5%         5.099%     1.42       73.6
                                 -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  64       $ 540,277,760       100.0%         5.233%     1.37x      75.2%
                                 =====================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):      100%
MINIMUM OCCUPANCY RATE AT U/W (1):       74%
WTD. AVG. OCCUPANCY RATE AT U/W (1):     93%

(1) HOTEL PROPERTIES ARE NOT INCLUDED.
(2) ASSUMES A CUT-OFF DATE IN DECEMBER 2005.

                          GROUP NO. 2 PREPAYMENT OPTION

                                                               WEIGHTED      WEIGHTED            WEIGHTED
                                                                AVERAGE      AVERAGE              AVERAGE           WEIGHTED
                                              PERCENTAGE OF    REMAINING    REMAINING            REMAINING          AVERAGE
                   NUMBER OF  CUT-OFF DATE       INITIAL        LOCKOUT      LOCKOUT              LOCKOUT          REMAINING
                   MORTGAGE     PRINCIPAL    LOAN GROUP NO. 2   PERIOD    PLUS YM PERIOD  PLUS PREPAYMENT PERIOD    MATURITY
PREPAYMENT OPTION    LOANS     BALANCE (1)       BALANCE       (MONTHS)      (MONTHS)            (MONTHS)         (MONTHS) (2)
------------------------------------------------------------------------------------------------------------------------------
Lockout /
  Defeasance          61      $ 540,277,760       100.0%          110          110                 110                114
                   -----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED
  AVERAGE:            61      $ 540,277,760       100.0%          110          110                 110                114
                   ===========================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN DECEMBER 2005.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                           SIGNIFICANT MORTGAGE LOANS

                                                    PERCENTAGE
                                                    OF INITIAL
                                  CUT-OFF DATE       MORTGAGE              LOAN PER                                    CUT-OFF
                      PROPERTY      PRINCIPAL          POOL     SF/UNITS/  SF/UNITS/      MORTGAGE                    DATE LTV
 #    LOAN NAME         TYPE       BALANCE (1)       BALANCE      ROOMS      ROOMS      INTEREST RATE     U/W DSCR    RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
 1  450 Park Avenue    Office     $ 175,000,000       7.0%        313,135  $    559        5.6425%      1.39x           62.5%
 2  One Madison
    Avenue             Office     $ 155,135,976(2)    6.2%(3)   1,176,911  $    132(3)     5.9090%(4)   3.94x(3),(5)    19.4%(3),(5)
 3  Fashion Place      Retail     $ 151,676,392       6.1%        323,997  $    468        5.3020%      1.21x           75.1%
 4  HGA Alliance -
    Portfolio        Multfiamily  $  78,900,000       3.2%          1,030  $ 76,602        4.8560%      1.49x           77.2%
 5  Preston Commons    Office     $  67,250,000       2.7%        421,244  $    160        5.2000%      1.58x           80.0%
 6  Crestview
    Hills Town
    Center             Retail     $  56,500,000       2.3%        283,320  $    199        5.6900%      1.67x           65.7%
 7  Sterling Plaza     Office     $  47,250,000       1.9%        305,743  $    155        5.1700%      1.53x           79.9%
 8  Thistle
    Landing -
    Phoenix            Office     $  37,000,000       1.5%        281,858  $    131        5.2200%      1.27x            79.6%
 9  Highland
    Industrial       Industrial   $  36,400,000       1.5%        459,239  $     79        5.3400%      1.23x           79.1%
10  Ashbrook
    Commons            Retail     $  35,000,000       1.4%        140,460  $    249        5.0500%      1.38x           67.6%
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL / WTD.
    AVG.                          $ 840,112,358      33.5%            N/A       N/A        5.4412%      1.87x           62.5%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Based on a December 2005 Cut-off Date.

(2) The One Madison Avenue Total Loan is $205,135,976. A $155,135,976 Senior A note (the "One Madison Avenue Mortgage Loan") will be included in the trust. Not included in the trust is one Junior B-note totaling $50,000,000 (the "One Madison Avenue Junior Loan").

(3)  Based on the One Madison Avenue Mortgage Loan of $155,135,976.

(4) Each of the One Madison Avenue Mortgage Loan and the One Madison Avenue Junior Loan bears interest at the rate of 5.9090% per annum.

(5) The U/W DSCR and Cut-off Date LTV Ratio for the $205,135,976 One Madison Avenue Total Loan are 3.24x and 25.6%, respectively.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                                 450 PARK AVENUE

[GRAPHIC]

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                                 450 PARK AVENUE

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:      $175,000,000
CUT-OFF DATE PRINCIPAL BALANCE:  $175,000,000
FIRST PAYMENT DATE:              December 11, 2005
MORTGAGE INTEREST RATE:          5.643% per annum
AMORTIZATION TERM:               Interest Only
HYPERAMORTIZATION:               N/A
ARD DATE:                        N/A
MATURITY DATE:                   November 11, 2015
MATURITY BALANCE:                $175,000,000
BORROWER:                        450 Park LLC
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Lockout/defeasance until the date that is 60
                                 months prior to the Maturity Date.
LOAN PER SQUARE FOOT (1):        $559
UP-FRONT RESERVES:               Rollover Reserve(2):               $ 10,000,000
                                 Capital Expenditure Reserve(3):    $  6,400,000
                                 Rent Abatement Reserve(4):         $    642,741
ONGOING RESERVES:                Tax and Insurance Reserve(5):         Springing
LOCKBOX:                         Springing
MEZZANINE:                       Permitted(6)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:          Single Asset
PROPERTY TYPE:                   Office
PROPERTY SUB-TYPE:               Central Business District
LOCATION:                        New York, NY
YEAR BUILT/RENOVATED:            1972/2003
SQUARE FEET:                     313,135
OCCUPANCY AT U/W(7):             94%
OWNERSHIP INTEREST:              Fee

                                        % OF TOTAL         LEASE
                                        ----------         -----
MAJOR TENANT(S)                 NRSF       NRSF          EXPIRATION
---------------                 ----       ----          ----------
Taconic Capital Advisors       19,812      6.3%         May 31, 2015
The Bank of New York           17,971      5.7%         May 31, 2019
Sterling Stamos Capital
Management, LP                 14,628      4.7%      November 30, 2015

PROPERTY MANAGEMENT:             Taconic Management Company LLC
U/W NCF:                         $13,870,208
U/W DSCR:                        1.39x
APPRAISED VALUE:                 $280,000,000
APPRAISAL DATE:                  October 11, 2005
CUT-OFF DATE LTV RATIO(1):       62.5%
MATURITY/ARD LTV RATIO:          62.5%

(1)  Based on the cut-off date principal balance.
(2) The rollover reserve was established at closing to fund tenant improvements and leasing commissions.
(3) The capital expenditure reserve was established at closing to fund anticipated capital expenditures.
(4) The rent abatement reserve was established at closing to fund anticipated rent abatement and free rent periods under existing leases.
(5) Upon a "450 Park Avenue Trigger Event" (as defined below), the borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies. A "450 PARK AVENUE TRIGGER EVENT" means the occurrence of either of the following events: (a) an event of default under the 450 Park Avenue loan agreement or (b) a 450 Park Avenue Debt Service Coverage Ratio Event (defined below); provided, however, such 450 Park Avenue Trigger Event will cease and terminate (i) in the case of a 450 Park Avenue Trigger Event due to a 450 Park Avenue Debt Service Coverage Ratio Event (as defined below), the DSCR during the preceding 12 consecutive month period is equal to or greater than 1.10x; and (ii) in the case of a 450 Park Avenue Trigger Event due to the occurrence of an event of default, if such event of default is thereafter cured or waived. A "450 PARK AVENUE DEBT SERVICE COVERAGE RATIO EVENT" means, as of any date, any period of time, during which the DSCR is less than 1.10x.
(6) Future mezzanine debt is permitted to be incurred by the members of the borrower so long as the following conditions, among others, are satisfied:
     (i) no event of default under the related mortgage loan documents has occurred, (ii) the loan-to-value ratio of the 450 Park Avenue Loan and such mezzanine debt shall not exceed 85%, (iii) the DSCR of the 450 Park Avenue Loan and such mezzanine debt shall be no less than 1.10x and (iv) the mezzanine lender must enter into an intercreditor agreement acceptable to lender.
(7)  Occupancy is based on the October 5, 2005 rent roll.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                                 450 PARK AVENUE

                             ADDITIONAL INFORMATION

- 450 Park Avenue (the "Subject" or the "Property") is a 33-story, Class A, 313,135 square foot office tower located at the intersection of 57th Street and Park Avenue in Midtown Manhattan. The Subject was constructed in 1972 and was designed by Emery Roth & Sons. The Property is characterized by its modern architecture featuring black granite and tinted glass forming oval patterns.

- The Borrower acquired the Subject in June 2002 and introduced an extensive capital improvement program that totaled approximately $9.7 million. The renovation included a completely renovated lobby, passenger and freight elevator upgrades, public corridor and restroom renovations, and a building system upgrade. Furthermore, the Borrower spent an additional $7.9 million on tenant improvements and $3.4 million in leasing commissions since June 2002.

- The Subject enjoys an extremely diverse tenant roster, with no tenant occupying more than 6.3% of the NRA. The Property's 10,380 square foot floor plates are well suited to the needs of "boutique" office users and provide the prestige and security of full floor occupancy while being easily divisible for multi-tenant use to accommodate a diverse tenant base.

- As of October 5, 2005, the Subject was 94% leased to approximately 60 tenants at an average rent of $69.38 PSF. The tenant roster includes a variety of financial and professional service firms such as banks, hedge funds, law firms, and money management firms. Major tenants include Taconic Capital Advisors (19,812 SF; 6.3% NRA; $63.78 PSF; expires May 2015), The Bank of New York (17,971 SF; 5.7% NRA; $87.92 PSF; expires May 2019), and Sterling Stamos Capital Management (14,628 SF; 4.7% NRA; $77.23 PSF; expires November 2015). Tenant leases generally provide for expense reimbursements over a base year stop.

- The Subject is located in Manhattan's Midtown office market, which covers the area between 30th and 65th Streets and the Hudson and East Rivers and typically commands the highest rental rates in New York City. According to CoStar, as of 3Q 2005 there were 1,506 office buildings containing approximately 288.5 million square feet of space in the Midtown market. Approximately 69.4% of the market's inventory consists of Class A properties (354 buildings; 200.3 million SF), with Class B properties accounting for 19.9% (531 buildings; 57.5 million SF), and Class C properties representing 10.6% (621 buildings; 30.7 million SF).

- Overall, the Midtown Manhattan office market is healthy, with vacancy rates less than 8.2% in every submarket. Well-maintained properties in better locations have been able to withstand the effects of the recession during the first part of the decade and have performed extremely well during the lingering recovery phase. As of 3Q 2005, the Midtown office market as a whole reported its ninth consecutive quarter of positive absorption. The Midtown office market's outlook is optimistic, with the market appearing to have bottomed out in 2002.

- The Subject is located in the heart of Midtown Manhattan's Plaza District submarket. The submarket is generally bounded by 47th Street to the south, 65th Street to the north, 6th Avenue to the west, and the East River to the east. Considered one of the most desirable commercial districts in Manhattan and one of the premier office addresses in the world, several Fortune 500 companies have either their headquarters or regional offices in this submarket.

- As of 3Q 2005, the Plaza District submarket had 87.8 million square feet of office space located in 448 buildings. The Class A submarket had a direct vacancy rate of 5.1% and an overall vacancy rate of 6.3%. Furthermore, the Plaza District reported 2.3 million square feet of positive absorption so far this year. The average Class A asking rent for 3Q 2005 was $63.74 per square foot. Recent leases at the Property (since January 2005) have ranged from $70 to $80 per square foot. The average rent per square foot of these new leases is $76.11, reflecting the Subject's position as one of the premiere buildings in the Plaza District submarket and its ability to achieve rents at the top of the submarket range.

- The Borrower is 450 Park, LLC, a joint venture between Taconic Investment Partners ("Taconic") and the New York Common Retirement Fund ("NYCRF"). Taconic owns 10.0%, while NYCRF owns 90.0%.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                                 450 PARK AVENUE

                       ADDITIONAL INFORMATION (CONTINUED)

- Since its founding in 1997, Taconic has acquired and redeveloped over nine million square feet of Class A and Class B office properties in New York, Chicago, Washington, D.C. and Atlanta. With an average of 25 years of real estate experience, the principals have extensive knowledge of the industry and have co-invested over $1.0 billion with major institutional capital sources. NYCRF is the second largest public pension fund in the nation in terms of membership and assets. NYCRF reports funds under management valued at approximately $128 billion as of March 31, 2005, and its real estate equity portfolio represents approximately $4.6 billion. For the year ending March 31, 2005, its real estate portfolio provided a total return of 32.2%.

- The property manager is Taconic Management, LLC, the management arm of Taconic. The company performs all property management, construction management, and leasing functions at the Subject. Taconic Management, LLC currently has more than 3.3 million square feet under management.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                                 450 PARK AVENUE

                             LEASE ROLLOVER SCHEDULE

                                                                                   % OF TOTAL BASE  CUMULATIVE % OF
                   # OF LEASES  AVERAGE BASE RENT    % OF TOTAL SF  CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
      YEAR           ROLLING     PER SF ROLLING         ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------
       MTM              2            $  0.00(1)           0.2%           0.2%            0.0%              0.0%
      2006              8            $ 60.73             10.6%          10.8%            9.8%              9.8%
      2007             10            $ 70.81              7.1%          17.9%            7.7%             17.5%
      2008             15            $ 65.05             17.7%          35.6%           17.7%             35.2%
      2009             10            $ 69.45             14.3%          49.9%           15.2%             50.4%
      2010              5            $ 71.97              5.8%          55.7%            6.4%             56.8%
      2011              1            $ 55.00              1.8%          57.6%            1.5%             58.4%
      2012              1            $ 71.58              3.3%          60.9%            3.6%             62.0%
      2014              3            $ 69.02              6.8%          67.7%            7.2%             69.2%
      2015              3            $ 71.85             14.2%          81.8%           15.6%             84.8%
GREATER THAN 2015       3            $ 81.08             12.3%          94.1%           15.3%            100.0%
     Vacant           N/A                N/A              5.9%         100.0%            N/A               N/A

(1)  Month-to-month space is for building use and has no rent attributed to it.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                               ONE MADISON AVENUE

[GRAPHIC]

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                               ONE MADISON AVENUE

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE(1):   $157,152,010
CUT-OFF DATE PRINCIPAL BALANCE:  $155,135,976
FIRST PAYMENT DATE:              June 11, 2005
MORTGAGE INTEREST RATE:          5.909% per annum
AMORTIZATION TERM:               132 months(2)
HYPERAMORTIZATION:               N/A
ARD DATE:                        N/A
MATURITY DATE:                   May 11, 2016
MATURITY BALANCE:                $0
BORROWER:                        1 Madison Office Fee LLC
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Defeasance permitted
LOAN PER SQUARE FOOT(3):         $132
UP-FRONT RESERVES:               None
ONGOING RESERVES:                None
LOCKBOX:                         Hard
MEZZANINE:                       Yes(4)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:          Single Asset
PROPERTY TYPE:                   Office
PROPERTY SUB-TYPE:               Central Business District
LOCATION:                        New York, NY
YEAR BUILT/RENOVATED:            1954/2005
SQUARE FEET:                     1,176,911
OCCUPANCY AT U/W(5):             95%
OWNERSHIP INTEREST:              Fee

                                           % OF TOTAL         LEASE
                                           ----------         -----
MAJOR TENANT(S)                   NRSF        NRSF          EXPIRATION
---------------                   ----        ----          ----------
Credit Suisse First
Boston (USA), Inc.             1,123,238      95%       December 31, 2020

PROPERTY MANAGEMENT:             S.L. Green Management Corp.
U/W NCF:                         $54,377,182
U/W DSCR(3):                     3.94x
APPRAISED VALUE:                 $800,000,000
APPRAISAL DATE:                  May 1, 2005
CUT-OFF DATE LTV RATIO(3):       19.4%
MATURITY/ARD LTV RATIO:          0.0%

(1) The One Madison Avenue Property also secures, on a subordinate basis, the One Madison Avenue Junior Loan in the original principal amount of $50,000,000. The One Madison Avenue Total Loan (comprised of the One Madison Avenue Mortgage Loan and the One Madison Avenue Junior Loan) has a cut-off date principal balance of $205,135,976.
(2) The monthly payment amount for the One Madison Avenue Mortgage Loan consists of both interest and scheduled principal, which scheduled principal is an amount specified for the related payment date on the amortization schedule attached as Exhibit E to the prospectus supplement. The scheduled amortization payments are expected to pay-off the One Madison Avenue Mortgage Loan by May 11, 2016.
(3) Based on the cut-off date principal balance of the One Madison Avenue Mortgage Loan. The U/W DSCR for the One Madison Avenue Total Loan is 3.24x and the cut-off date LTV ratio for the One Madison Avenue Total Loan is 25.6%.
(4) There exist two mezzanine loans in the following amounts: (i) a $365,150,330 mezzanine loan (the "One Madison Avenue First Mezzanine Loan") made by Column Financial, Inc. to 1 Madison Office Mezz A LLC (the "One Madison Avenue First Mezzanine Borrower") and secured by a first priority lien encumbering 100% of the membership interests of the borrower under the One Madison Avenue Mortgage Loan; and (ii) a $117,697,660 mezzanine loan (the "One Madison Avenue Second Mezzanine Loan") made by Column Financial, Inc. to 1 Madison Office Mezz B LLC (the "One Madison Avenue Second Mezzanine Borrower") and secured by a first priority lien encumbering 100% of the membership interests of the One Madison Avenue First Mezzanine Borrower.
(5)  Occupancy as of April 29, 2005.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                               ONE MADISON AVENUE

                             ADDITIONAL INFORMATION

- The senior, secured portion of the One Madison Avenue financing, which is the mortgage loan being deposited in this transaction (the "Loan"), is expected to be shadow rated "AAA" and "Aa3" by S&P and Moody's, respectively.

- One Madison Avenue is a class A office building overlooking Madison Square Park in Manhattan and situated on the entire city block bounded by Madison Avenue, Park Avenue South, East 23rd Street and East 24th Street. The Property consists of two attached but distinct structures: the 41-story, 266,997 square foot Tower Building and the 13-story, 1,176,911 square foot South Building. The collateral for the Loan is only the South Building (the "Subject" or the "Property").

- The South Building was constructed in two phases: the northeastern half was developed from 1954 to 1956, and the southwestern half was developed from 1956 to 1960. Four street-level entrances provide access to the ground floor of the Subject, which consists of the lobby with 24-hour security desks and keycard access. Separate exterior entrances provide street access to the two retail units. The two below-grade levels contain conference rooms, storage, a medical center, and mechanical areas. The remainder of the building is comprised of Class A office space, which is nearly fully occupied by a single tenant, as described below.

- The Tower Building, which does not serve as collateral for the Loan, was constructed from 1904 to 1909 and was the tallest building in the world until the completion of the Woolworth Building in 1913. Designated a National Historic Landmark, the Tower Building features four large clocks measuring 26 feet in diameter, one on each face of the tower.

- The Subject enjoys outstanding tenancy: Credit Suisse First Boston (USA), Inc. ("CSFB", rated A+/Aa3 by S&P/Moody's) maintains its world headquarters at the Property and 11 Madison Avenue (located immediately north of the Subject on the entire city block bounded by Madison Avenue, Park Avenue South, East 24th Street and East 25th Street). CSFB is a global investment bank that provides services such as securities underwriting, sales and trading, investment banking, private equity, alternative assets, financial advisory, investment research and asset management to institutional, corporate, government and high net worth clients. CSFB has a staff of over 18,000 and maintains offices in 33 countries around the world.

- CSFB currently leases 95% of the Subject pursuant to a modified NNN lease (1,123,238 SF; $40 PSF; expires December 2020). The rent is scheduled to increase to $45 PSF beginning in November 2006, and increases by $5 PSF every five years thereafter, through expiration. CSFB has three five-year renewal terms beyond the initial term of the lease. CSFB subleases approximately 348,000 square feet in total, including two ground-level retail spaces to Walgreen's (located on the corner of East 23rd Street and Park Avenue South) and Charles Schwab (located on the corner of East 23rd Street and Madison Avenue). To date, CSFB has spent in excess of $125 PSF on leasehold improvements, and as such all of the tenant's space is in excellent condition and required no upgrades or renovations upon acquisition of the Property. In addition to the long-term lease at the Subject, CSFB recently extended the lease term on its 1,817,455 square feet of space at 11 Madison Avenue through 2017, reinforcing its long-term commitment to remain at the two buildings for the foreseeable future. Convenient access between the buildings is provided by an underground walkway underneath East 24th Street and a covered pedestrian bridge above East 24th Street that connects the 10th floor of the Subject to the 8th floor of 11 Madison Avenue. The Subject also features underground access to the 6 line of New York City's subway system.

- The Property is located in Manhattan's Midtown South office market, which is bounded by Canal Street to the south, 30th Street to the north, the Hudson River to the west and the East River to the east. According to Cushman and Wakefield, there is 65.2 million square feet of office inventory in the Midtown South market, of which 10.5 million square feet is Class A space. Direct asking rents for Class A buildings averaged $37.12 PSF for 1Q 2005, and the direct vacancy rate was 8.5%. The average vacancy rate for all office buildings in the market was 8.9% for 1Q 2005. The Manhattan office markets were hurt by the attacks on the World Trade Center and the subsequent recession, but the overall Manhattan office vacancy rate declined by 3.1 percentage points from YE 2003 to YE 2004, indicating a strengthening market. Furthermore, 1.9 million square feet was leased in the Subject's market in 1Q 2005, up 27% from 1Q 2004 and representing the most active start since 2000.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                               ONE MADISON AVENUE

                       ADDITIONAL INFORMATION (CONTINUED)

- The Subject is located in the Madison Square/Union Square submarket of the Midtown South office market. Direct class A vacancy in the submarket was 5.0% as of 1Q 2005, down significantly from 6.1% a year earlier, and overall direct vacancy showed an even more marked improvement, down to 7.3% from 9.5% a year earlier.

- The Property is owned by 1 Madison Office Fee LLC, an entity ultimately majority-owned and controlled by SL Green Realty Corp ("SL Green") and Gramercy Capital Corporation ("GKK"). SL Green is a self-administered REIT that was formed in 1997 to continue the commercial real estate business of SL Green Properties, which had been founded in 1980. SL Green owns and operates a portfolio of 29 Class A and Class B office buildings located in Midtown Manhattan and comprising over 17 million square feet of space. SL Green has a consistent track record of producing industry-leading returns while creating long-term value for its shareholders. SL Green is the sponsor of GKK, a REIT formed in April 2004 to provide customized commercial real estate finance products to investors throughout the United States. As of December 2004, SL Green had assets of $2.7 billion, liabilities of $1.3 billion, a net worth of $1.4 billion and liquidity of $35.8 million. As of December 2004, GKK had assets of $514.1 million, liabilities of $245.1 million, a net worth of $269.0 million and liquidity of $39.1 million.

- The borrower may convert the Property to a condominium form of ownership to permit the release of up to 450,668 square feet in connection with the conversion of the space to residential condominium units and/or the construction of a new tower above the existing Property, which would contain residential condominium units. The borrower may obtain the release of such space by delivering defeasance collateral to the lender in an amount equal to the "Required Release Price". The "Required Release Price" means, with respect to the Mortgage Loan, its pro rata portion (based on the aggregate principal balances of the Mortgage Loan, the Junior Loan, the First Mezzanine Loan and the Second Mezzanine Loan) of the greater of (i) $715 (which is 119% of the allocated amount of $601 PSF) multiplied by the number of square feet of space to be released and (ii) the net sale proceeds of such space.

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                               ONE MADISON AVENUE

                             LEASE ROLLOVER SCHEDULE

                                                                       % OF TOTAL BASE  CUMULATIVE % OF
         # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF  CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
 YEAR      ROLLING     PER SF ROLLING       ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING
--------------------------------------------------------------------------------------------------------
 2020          1           $ 40.02           95.4%           95.4%          100.0%           100.0%
Vacant       N/A               N/A            4.6%          100.0%            N/A              N/A

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                                  FASHION PLACE

[GRAPHIC]


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                                  FASHION PLACE


                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:       $152,000,000

CUT-OFF DATE PRINCIPAL BALANCE:   $151,676,392

FIRST PAYMENT DATE:               November 5, 2005

MORTGAGE INTEREST RATE:           5.302% per annum

AMORTIZATION TERM:                360 months

HYPERAMORTIZATION:                N/A

ARD DATE:                         N/A

MATURITY DATE:                    October 5, 2010

MATURITY BALANCE:                 $140,809,422

BORROWER:                         Fashion Place, LLC

INTEREST CALCULATION:             Actual/360

CALL PROTECTION:                  Lockout/defeasance until the date that is
                                  six months prior to the Maturity Date.

LOAN PER SQUARE FOOT/UNIT(1):     $468

UP-FRONT RESERVES:                N/A

ONGOING RESERVES:                 Tax and Insurance Reserve(2):                     Springing

                                  Replacement Reserve(3):                           Springing

                                  Rollover Reserve(4):                              Springing

LOCKBOX:                          Springing

MEZZANINE:                        Permitted(5)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:                    Retail

PROPERTY SUB-TYPE:                Anchored

LOCATION:                         Murray, UT

YEAR BUILT/RENOVATED:             1972/2003

SQUARE FEET(6):                   323,997

OCCUPANCY AT U/W(7):              94%

OWNERSHIP INTEREST:               Fee/Leasehold

MAJOR TENANT(S)          NRSF     % OF TOTAL NRSF   LEASE EXPIRATION
---------------          ----     ---------------   ----------------
Sears(8)               281,175          N/A                N/A
Dillard's(8)           182,003          N/A                N/A
Nordstrom(8)           102,795          N/A                N/A

PROPERTY MANAGEMENT:              Owner Managed

U/W NCF:                          $12,256,200

U/W DSCR:                         1.21x

APPRAISED VALUE:                  $202,000,000

APPRAISAL DATE:                   September 23, 2005

CUT-OFF DATE LTV RATIO(1):        75.1%

MATURITY/ARD LTV RATIO:           69.7%

(1)  Based on the cut-off date principal balance.
(2) The borrower is required to make monthly deposits into a tax and insurance reserve following the occurrence and during the continuance of a Fashion Place Trigger Event to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.
(3) The borrower is required to deposit $5,829 per month into a replacement reserve following the occurrence and during the continuance of a "Fashion Place Trigger Event" (defined below) to fund ongoing repairs and replacements, provided that the borrower will not be required to make any payments into the replacement reserve if the balance of the reserve equals or exceeds $69,953. A "FASHION PLACE TRIGGER EVENT" means the occurrence of either of the following events: (a) an event of default under the Fashion Place loan agreement or (b) a Fashion Place Debt Service Coverage Ratio Event (defined below); provided, however, such Trigger Event will cease and terminate (i) in the case of a Fashion Place Trigger Event due to a Fashion Place Debt Service Coverage Ratio Event (as defined below), the DSCR is equal to or in excess of 1.05x for the twelve (12) consecutive month period then ending; and (ii) in the case of a Fashion Place Trigger Event due to the occurrence of an event of default, if such event of default is thereafter cured or waived. A "FASHION PLACE DEBT SERVICE COVERAGE RATIO EVENT" means, (i) as of any date, any period of time, during which the DSCR for the twelve (12) consecutive month period ending on the last day of the month immediately preceding such date based upon financial information provided pursuant to the Fashion Place loan agreement is less than 1.05x.
(4) The borrower is required to deposit $23,318 per month into a rollover reserve following the occurrence and during the continuance of a Fashion Place Trigger Event, provided that the borrower will not be required to make any payments into the rollover reserve if the balance of the reserve equals or exceeds $279,814.
(5) Future mezzanine debt is permitted, subject to, among others, the satisfaction of the following conditions: (i) execution of an intercreditor agreement by the mezzanine lender, (ii) the loan-to-value ratio of the underlying mortgage loan and such mezzanine debt shall not exceed 85%,
     (iii) the DSCR of the underlying mortgage loan and such mezzanine debt immediately following the closing of the mezzanine debt shall be no less than 1.10x and (iv) the mezzanine financing loan documents are acceptable to the lender.
(6) Represents square feet that serve as collateral for the Fashion Place Loan; the Fashion Place Property contains a total of 889,950 square feet.
(7)  Occupancy is based on the August 9, 2005 rent roll.
(8) Sears, Dillard's and Nordstrom are anchor-owned spaces and not part of the collateral.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                                  FASHION PLACE

                             ADDITIONAL INFORMATION

- Fashion Place (the "Subject" or the "Property") is a one- and two-level enclosed super regional mall located in Murray, Utah in the Salt Lake City MSA. The entire mall consists of 889,950 square feet, of which 323,977 square feet serves as collateral for the Loan. The mall is anchored by Sears (281,175 SF on 2 levels), Dillard's (182,003 SF on 2 levels) and Nordstrom (102,795 SF on 2 levels), all of which own their own land and improvements.

- The Subject was originally built in 1972 and expanded to include a food court in 1988. The mall is designed in a T-shape, with Dillard's and Sears anchoring the north and south ends of the mall, respectively. Nordstrom is located along the west side of the mall with exterior frontage on South State Street. The in-line shops are located on the first level while the anchors each occupy two levels. In addition, the mall has several outparcels including: Applebees, Olive Garden, Morgan's Jewelers and Taco Bell. The Subject also contains 5,448 parking spaces, which results in a parking ratio of 6.12 spaces per 1,000 square feet of rentable space, including non-owned anchors.

- All anchors have consistently generated strong sales. In 2004, Nordstrom had sales of $43.3 million, Dillard's had sales of $28.3 million, and Sears had sales of $27.0 million.

- In addition to the anchor tenants, Fashion Place features more than 100 other tenants. Eight of these tenants have their exclusive Salt Lake City metro locations at the subject: Cache, Godiva, J. Crew, Charlotte Russe, Sole Outdoors, Finish Line, Tinderbox and Aldo. Other national tenants include: Banana Republic, American Eagle Outfitters, Ann Taylor, Victoria's Secret, Bombay Company, Gap Kids, and Bebe. In-line occupancy has been consistently high at 97.0% as of YE 2002, 93.6% as of YE 2003 and 95.2% as of YE 2004. As of 8/9/2005, in-line occupancy was 94.4%, while overall mall occupancy was 97.7%. In-line PSF sales for comparable tenants less than 10,000 square feet were $359 in 2002, $359 in 2003, $398 in 2004 and $406 for the trailing 12 months ended 5/31/2005. Rents for non-anchor tenants average $34.92 PSF. Occupancy costs for comparable tenants less than 10,000 square feet based on the trailing 12 months ended 5/31/2005 were 13.6%.

- Located approximately 12 miles south of the central business district, the Subject offers convenient highway access as it sits just east of the intersection of Intestates 15 and 215. The neighborhoods surrounding the subject are considered to be some of the most affluent areas in Salt Lake City, with average household incomes in excess of $100,000. According to Claritas Inc., the 2004 population of the Salt Lake City MSA was estimated at 1,397,537 with an average household income of $68,455.

- Fashion Place is the dominant regional mall serving the area, the only center in the state with sales exceeding $400 PSF, and is regarded as the upscale retailer's destination of choice in the Salt Lake City Metropolitan Area. Its primary competition is South Towne, located six miles to the south, and The Gateway, located eight miles north of the subject. South Towne, anchored by Meier & Frank, Mervyn's and Dillard's, has an occupancy rate of 97% in-line and sales of approximately $325 PSF. The Subject consistently outperforms South Towne due to its location and unique-to-market tenant mix. The Gateway, an outdoor lifestyle center, is anchored by Dick's Sporting Goods and a Megaplex 12. It currently has an occupancy rate of 93% and in-line sales of approximately $300 PSF. Due to the historically low cross-shopping pattern between the Subject and the downtown area, The Gateway is viewed more as a complement than a competitor.

- Non-anchor tenants include Meier & Frank, which is on a month-to-month lease at $14 PSF.

- The Salt Lake City area is known as the "Crossroads of the West" due to its equidistant location from most major western markets. The region boasts a transportation system that is favorable for retail, trade, manufacturing, warehousing and distribution. The area has an east-west and north-south interstate highway system, three railroads, and an international airport. The Interstate 15 reconstruction, which was completed in 2001 at a total cost of $1.36 billion, was the largest construction project ever undertaken in the area. The Salt Lake City MSA enjoys a reputation as one of the nation's most desirable places to live due to its moderate climate, proximity to recreation areas, high quality and clean nature of the environment and increasingly stable economy.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                                  FASHION PLACE

                       ADDITIONAL INFORMATION (CONTINUED)

- The sponsor of the Loan and the manager of the Property is General Growth Properties, Inc. ("GGP"). GGP (NYSE: GGP) acquired the Subject as a part of their acquisition of Rouse in November 2004. Headquartered in Chicago, Illinois, GGP is a real estate investment trust (REIT) engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional malls and community shopping centers in the United States. GGP currently has ownership interest and management responsibility for a portfolio of 209 regional shopping malls in 44 states. The company portfolio totals approximately 200 million square feet of retail space and includes over 18,000 retail tenants nationwide. GGP also owns approximately 110 office, mixed use, and industrial properties and it manages additional holdings for institutional owners.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                                  FASHION PLACE

                             LEASE ROLLOVER SCHEDULE

                                                                                      % OF TOTAL BASE   CUMULATIVE % OF
               # OF LEASES   AVERAGE BASE RENT     % OF TOTAL SF      CUMULATIVE %    RENTAL REVENUES     TOTAL RENTAL
  YEAR           ROLLING      PER SF ROLLING          ROLLING        OF SF ROLLING        ROLLING       REVENUES ROLLING
  MTM               2             $ 16.33               9.1%              9.1%              4.6%              4.6%
  2005              5             $ 38.88               1.1%             10.2%              1.3%              5.9%
  2006             10             $ 30.21               6.0%             16.2%              5.6%             11.5%
  2007              5             $ 48.49               2.6%             18.8%              3.9%             15.4%
  2008              9             $ 35.61               7.8%             26.6%              8.6%             24.0%
  2009              7             $ 29.13               5.5%             32.1%              4.9%             28.9%
  2010             13             $ 43.54               9.9%             42.0%             13.4%             42.3%
  2011             10             $ 48.13               6.4%             48.4%              9.5%             51.8%
  2012              9             $ 59.51               4.8%             53.1%              8.8%             60.6%
  2013              8             $ 34.06              10.6%             63.7%             11.2%             71.8%
  2014             11             $ 25.54              14.4%             78.2%             11.4%             83.2%
  2015              8             $ 29.82               6.8%             85.0%              6.3%             89.5%
  2016              6             $ 35.95               9.4%             94.4%             10.5%            100.0%
Vacant            N/A                 N/A               5.6%            100.0%              N/A               N/A


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005


                      [THIS PAGE INTENTIONALLY LEFT BLANK]


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                            HGA ALLIANCE - PORTFOLIO

[GRAPHIC]


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                            HGA ALLIANCE - PORTFOLIO

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:       $78,900,000

CUT-OFF DATE PRINCIPAL BALANCE:   $78,900,000

FIRST PAYMENT DATE:               September 11, 2005

MORTGAGE INTEREST RATE:           4.856% per annum

AMORTIZATION TERM:                Interest Only

HYPERAMORTIZATION:                N/A

ARD DATE:                         N/A

MATURITY DATE:                    July 11, 2015

MATURITY BALANCE:                 $78,900,000

BORROWER:                         Alliance HC II Limited Partnership

INTEREST CALCULATION:             Actual/360

CALL PROTECTION:                  Lockout/defeasance until the date that is
                                  five months prior to the Maturity Date.

LOAN PER UNIT(1):                 $76,602

UP-FRONT RESERVES:                Required Repair Reserve(2):                       $   215,375

                                  Environmental Reserve(3):                         $     1,875
                                  Scheduled Renovations
                                  Reserve(4):                                       $ 3,784,445

ONGOING RESERVES:                 Tax and Insurance Reserve:                                Yes

                                  Replacement Reserve(5):                                   Yes

LOCKBOX:                          Hard

MEZZANINE:                        None

                          PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:           Portfolio

PROPERTY TYPE:                    Multifamily

PROPERTY SUB-TYPE:                Conventional

LOCATION:                         Various(6)

YEAR BUILT/RENOVATED:             Various(6)

UNITS:                            Various(6)

OCCUPANCY AT U/W:                 Various(6)

OWNERSHIP INTEREST:               Fee

PROPERTY MANAGEMENT:              Alliance Residential Management, L.L.C.

U/W NCF:                          $5,806,169

U/W DSCR:                         1.49x

APPRAISED VALUE:                  $102,150,000

APPRAISAL DATE:                   Various

CUT-OFF DATE LTV RATIO:           77.2%

MATURITY/ARD LTV RATIO:           77.2%

(1)  Based on the cut-off date principal balance.
(2) The required repair reserve was established at closing to fund immediate repairs.
(3) The environmental reserve was established at closing to remediate mold in a contained area at the HGA Alliance-Portfolio Property.
(4) The scheduled renovations reserve was established at closing to fund scheduled renovations.
(5) The borrower is required to deposit 1/12th of $250 multiplied by the total number of units at the HGA Alliance-Portfolio Property per month into a replacement reserve to fund ongoing repairs and replacements.
(6) The HGA Alliance-Portfolio Property is a portfolio of four multi-family complexes set forth in the table on the following page.

                                                                                  ALLOCATED
                                     YEAR                                       ORIGINAL LOAN
           PROPERTY NAME        BUILT/RENOVATED         LOCATION        UNITS      BALANCE       APPRAISED VALUE
           -------------        ---------------         --------        -----   --------------   ---------------
      Alexander Gardens            1996/N/A          Las Vegas, NV        480   $   38,200,000   $    50,700,000
      Grand Oaks at the Lake       2000/N/A        West Melbourne, FL     300   $   25,962,500   $    32,800,000
      Park Village                 1986/2003         Melbourne, FL        138   $    8,200,000   $    10,400,000
      Malabar Lakes                1986/2003          Palm Bay, FL        112   $    6,537,500   $     8,250,000
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                N/A                 N/A           1,030   $   78,900,000   $   102,150,000
----------------------------------------------------------------------------------------------------------------


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                            HGA ALLIANCE - PORTFOLIO

                             ADDITIONAL INFORMATION

- The HGA Alliance - Portfolio Loan is secured by four multifamily complexes located in Nevada and Florida totaling 1030 units: Alexander Gardens (Las Vegas, NV), Grand Oaks at the Lake (West Melbourne, FL), Park Village (Melbourne, FL) and Malabar Lakes (Palm Bay, FL).

PROPERTIES

- Alexander Gardens is a 480-unit conventional apartment complex located approximately nine miles north of the world famous "Las Vegas Strip" in Las Vegas, Nevada. The complex encompasses 35 two-story buildings containing 443,040 net rentable square feet and situated on a 28.76 acre site. The unit mix includes 224 one-bedroom units, 240 two-bedroom units and 16 three-bedroom units. As of August 2005, occupancy at Alexander Gardens was 92% and the average in place rent per unit was $811.

     - The complex includes 832 parking spaces, two single-story clubhouses, mini-theaters, media centers, business centers, pools, lighted tennis courts, fitness centers, saunas, basketball courts, and playgrounds. Alexander Gardens' desirability is further enhanced by its accessibility to major highways (U.S. Highway 95), transportation services, employment centers, entertainment and shopping facilities.

- Grand Oaks at The Lake is a 300-unit conventional apartment complex located in West Melbourne, Brevard County, Florida. The complex encompasses 19 two- and three-story buildings containing 340,260 net rentable square feet and situated on a 33.07 acre site. The unit mix includes 104 one-bedroom units, 128 two-bedroom units and 68 three bedroom units. The average unit size is 1,134 square feet. As of August 2005, occupancy at Grand Oaks at the Lake was 98% and the average in place rent per unit was $863.

     - Located within a gated community, the complex contains 700 parking spaces and high end amenities such as a tanning bed and sauna. Other amenities include a swimming pool, fitness center, business center, and leasing office. Each unit has a washer/dryer hook up and screened-in porch. Select units have fireplaces.

- Park Village is a 138-unit conventional apartment complex located in Melbourne, Brevard County, Florida. The complex encompasses 19 two-and three-story buildings containing 131,930 net rentable square feet and situated on a 14.58 acre site. The unit mix included 68 one-bedroom units and 70 two-bedroom units. The average unit size is 779 square feet. As of August 2005, occupancy at Park Village was 98% occupied and the average in place rent per unit was $745.

     - Recent improvements include parking area sealing, pool and spa resurfacing, exterior paint and roof replacement. The complex includes 283 parking spaces. Common area amenities include a leasing office, clubhouse, swimming pool, spa, laundry room, exercise room, carports, tennis court, basketball court, racquetball court, and sand volleyball court. Each unit has a washer/dryer hook up and screened-in porch. Select units have fireplaces.

- Malabar Lakes is a 112-unit conventional apartment complex located in Palm Bay, Brevard County, Florida. The complex encompasses 15 two-story buildings containing 96,720 net rentable square feet and situated on an
     11.43 acre site. The unit mix includes 32 one-bedroom units and 80 two-bedroom units. As of August 2005, occupancy at Malabar Lakes was 99% and the average in place rent per unit was $744.

     - Recent improvements consist of parking area sealing, pool resurfacing and roof and exterior door replacement. The complex includes 257 parking spaces. Other amenities include a leasing office, swimming pool, hot tub and carports. Unit amenities include washer/dryer connections and microwave ovens in all units, vaulted ceilings in second floor units, and fireplaces in 24 of the units. Malabar Lakes has a desirable location adjacent to the Port Malabar public golf course, which adds to the aesthetic appeal and generates additional demand at the complex.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                            HGA ALLIANCE - PORTFOLIO

                       ADDITIONAL INFORMATION (CONTINUED)

MARKETS

- Alexander Gardens is located in the Las Vegas market, which has an estimated current total market occupancy of 96.5%. Vacancy rates decreased by nearly 33% in 1Q 2005 versus 1Q 2004, due largely to declines in the apartment stock because of condo conversions, rapidly rising land costs and high home prices. The demand for apartments has remained strong due to Las Vegas' continued economic, employment, and population growth.

     - The local area is made up primarily of residential development dominated by single-family homes that were predominantly built in the 1990's. In addition to single-family residential development, there are various apartment complexes, neighborhood shopping centers, professional office and other commercial developments constructed in the same time period. The neighborhood area, which consists of 6 square miles, is bisected by U.S. Highway 95 that provides direct access to the area.

- Grand Oaks at the Lake, Park Village and Malabar Lakes are located in the Brevard County market, which has an estimated current total market occupancy of 99.6%, with most complexes at or near 100%. Occupancy levels have been generally stable with few fluctuations from one year to the next. There are 63 developments totaling 13,411 units (counting communities of 100 units or more and not including public housing or assisted living) in the county. For the long term, occupancy levels are expected to remain stable, while rental rates, which have risen gradually over the past three to five years, are likely to continue to increase at a measured pace. The healthy supply and demand dynamic is a result of continuing population growth and a construction slowdown of new product.

     - The Melbourne/Palm Bay area is a predominately residential area, with a complementary mix of commercial and retail properties and direct access to major surface streets and the main interstate in the area (I-95). Demand generators for real estate include the area's excellent regional access, relatively low costs of land, proximity to Orlando and the nearby Atlantic beaches. As such, demographic trends show the area to be poised for moderate growth in coming years.

SPONSOR/MANAGEMENT

- The Sponsors are HGA Capital and Alliance. HGA Capital is a wholly owned subsidiary of HSH N Real Estate AG, which belongs to the HSH Nordbank Group, one of Germany's leading banks. Since its founding in 1972, HGA Capital has created 30 property funds and two railroad funds totaling 2.3 billion Euros. HGA Capital offers real estate funds specializing in all commercial properties types located in Germany, the United States, Hungary, Austria, Czech Republic, and Poland. HGA has three investment funds in the United States. Alliance is a privately owned real estate investment, development and finance firm concentrated in the multifamily housing business. Alliance and its affiliates own interests in a portfolio of more than 62,000 apartment units located throughout Texas, the Midwest, Nevada, Arizona, and along the Eastern Seaboard from Virginia to Florida.

- Alliance's management company, Alliance Residential Management, LLC is recognized as a leading management company because of the experience of its executives, the performance of its properties and its innovative management training program. Headquartered in Texas, the firm has approximately 1,200 employees and is a preferred choice for residents seeking home-like living environments, outstanding service, and superior value.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                                 PRESTON COMMONS

[GRAPHIC]


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                                 PRESTON COMMONS

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:       $67,250,000

CUT-OFF DATE PRINCIPAL BALANCE:   $67,250,000

FIRST PAYMENT DATE:               July 7, 2005

MORTGAGE INTEREST RATE:           5.200% per annum

AMORTIZATION TERM:                Interest Only

HYPERAMORTIZATION:                N/A

ARD DATE:                         N/A

MATURITY DATE:                    June 7, 2010

MATURITY BALANCE:                 $67,250,000

BORROWER:                         BF Preston Commons, LP

INTEREST CALCULATION:             Actual/360

CALL PROTECTION:                  Lockout/defeasance until the date that is
                                  two months prior to the Maturity Date.

LOAN PER SQUARE FOOT(1):          $160

UP-FRONT RESERVES:                Rollover Reserve(2):                              $ 4,328,000

                                  Designated Tenant TI Reserve(3):                  $ 1,534,034

                                  Preston General Funds(4):                         $   200,000

ONGOING RESERVES:                 Tax and Insurance Reserve:                                Yes

                                  Replacement Reserve(5):                                   Yes

                                  Rollover Reserve(6):                                Springing

                                  Low NOI Reserve(7):                                 Springing

LOCKBOX:                          Hard

MEZZANINE:                        Yes(8)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:                    Office

PROPERTY SUB-TYPE:                Suburban

LOCATION:                         Dallas, TX

YEAR BUILT/RENOVATED:             1968/1998

SQUARE FEET:                      421,244

OCCUPANCY AT U/W(9):              93%

OWNERSHIP INTEREST:               Fee

                                    % OF TOTAL
MAJOR TENANT(S)             NRSF       NRSF           LEASE EXPIRATION
---------------             ----    -----------       ----------------
Bank One, Texas, NA
(JP Morgan Chase & Co.)    59,945     14.2%          September 30, 2009

Advanced Business
Technology, Inc.           24,169      5.7%          October 31, 2009

Wachovia Securities        23,234      5.5%          November, 30, 2007

PROPERTY MANAGEMENT:              CAPSTAR Commercial Real Estate
                                  Services, Ltd.

U/W NCF:                          $5,611,424

U/W DSCR:                         1.58x

APPRAISED VALUE:                  $84,100,000

APPRAISAL DATE:                   May 1, 2005

CUT-OFF DATE LTV RATIO   (1):     80.0%

MATURITY/ARD LTV RATIO:           80.0%

(1)  Based on the cut-off date principal balance.
(2) The rollover reserve was established at closing in the amount of $4,328,000 to fund tenant improvements and leasing commissions.
(3) The Designated Tenant reserve was established at closing in the amount of $1,534,034 to fund tenant improvement costs for Bank One, Sarofim Investments, Prudential Insurance, Domino Title Insurance and Quintessence Group.
(4) The Preston General Funds Reserve was established at closing in the amount of $200,000 to fund third-party costs and expenses incurred by the borrower at the Preston Commons Property, including, without limitation, tenant improvement and leasing commission costs, capital expenses and marketing costs.
(5) The borrower is required to deposit $5,233 per month into a replacement reserve to fund ongoing reserves and replacements.
(6) On any date when the balance in the rollover reserve is equal or less than $100,000, the borrower will be required to deposit into the rollover reserve, an amount equal to 1/12th of the sum of (a) $21.50 multiplied by the total vacant space, (b) $21.50 multiplied by 30% of square footage expiring during the ensuing 12 months and (c) $13.00 multiplied by 70% of the square footage expiring during the ensuing 12 months.
(7) All excess cash flow will be held in the Low NOI Reserve as additional security for the Preston Commons Loan should the following event(s) occur:
     (a) an event of default under the related mortgage loan documents and/or
     (b) the DSCR is less than 1.10x, except that if such event of default no longer exists or the DSCR is greater than 1.10x for three (3) consecutive months, the excess cash flow will not be held in the Low NOI Reserve.
(8) There exists a mezzanine loan in the amount of $9,312,750 made concurrently with the closing of the Preston Commons Loan by Capri Select II Preston LLC, a Delaware limited liability company to BF Preston Commons II, LP, a Delaware limited partnership and BF Preston Commons Holdings II, LLC, a Delaware limited liability company, the direct and indirect owners of all the partnership interests in the borrower. The mezzanine lender and Hypo Real Estate Capital Corporation, as mortgage lender, entered into an intercreditor agreement, which provides, that all amounts due under the mezzanine loan are subordinate to amounts due under the Preston Commons Loan.
(9)  Occupancy is based on the July 31, 2005 rent roll.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                                 PRESTON COMMONS

                             ADDITIONAL INFORMATION

- Preston Commons (the "Subject" or the "Property") is a Class A suburban office property located in Dallas, Texas. The Subject contains 421,244 net rentable square feet and consists of three buildings, commonly referred to as the Bank One Tower, Preston Commons East and Preston Commons West. Built in 1968, the Bank One Tower (8111 Preston Road) is a ten story building with basement parking and a connecting three-story parking garage. Built in 1985, Preston Commons East & West (8115 & 8117 Preston Road) are each nine stories in height and share a three level parking garage. The Property is prominently located on a 5.3 acre site and is strategically located with frontage along Preston Road.

- The Subject was 93% occupied as of July 31, 2005 to a diverse mix of 94 financial, legal and private sector tenants, many of whom have been long term tenants at the Property. The three largest tenants at the Property include J.P. Morgan Chase (Moodys: "Aa3" / S&P: "A+"; 59,945 SF; 14.2% NRA; $23.30 PSF; expires September 2009). Advanced Business Technology (24,169 SF; 5.7% NRA; $22.50 PSF; expires October 2009), and Wachovia Securities (Moody's: "Aa3" / S&P: "A+"; 23,234 SF: 5.5% NRA; $29.48 PSF; expires
     November 2007).

- The Subject is located in the heart of Preston Center, a prestigious and thriving commercial center within the North Dallas submarket. Preston Center offers a unique mix of restaurants, office space, condominiums and upscale retail and is situated in close proximity to Park Cities, Preston Hollow, Highland Park, and the Devonshire neighborhoods, four of the most affluent residential enclaves in Dallas.

- According to Joseph J. Blake and Associates, Inc., Preston Center consists of fourteen office buildings comprising a total inventory of 2.326 million square feet. While Preston Center is one of the smallest suburban submarkets in the Dallas/Fort Worth area, it commands some of the highest office rental rates and the lowest vacancy rates. Rents for Class A properties in the submarket range from $18.25 to $27.00 PSF, with a weighted average of $23.47 PSF. The appraisal concluded the market office rental rate of $23.50 PSF for Preston Commons East & West buildings and $22.00 PSF for the Bank One Building, with the exception of the Bank One space for which a rent of $24.00 PSF was concluded.

- Occupancy in Preston Center has historically performed better than that of the greater Dallas/Fort Worth market, primarily due to its location and limited expansion possibilities. Since 1996, historical vacancy in the Preston Center submarket has ranged from approximately 5% to 11%. Joseph J. Blake and Associates, Inc. concluded a stabilized vacancy rate of 6% for the Property. The area is considered to be one of the most desirable office locations in the Dallas area, as it is near upscale residential neighborhoods and popular shopping areas. In addition, Preston Center has easy access to State Highway 121 and the Stemmons Freeway. In addition, none of the office space currently under construction in the Dallas/Fort Worth area is located in Preston Center. Furthermore, Preston Center has limited land available for commercial development.

- The borrowing entity, BF Preston Commons, LP is an SPE controlled by C. Frederick Wehba II and Chad Wehba. Both C. Frederick Wehba, II and Chad Wehba serve as Vice Chairmen of BentleyForbes and are standing members of the firm's Executive Committee. The principals have a combined net worth of approximately $73 million.

- The Property is managed by CAPSTAR Commercial Real Estate Services, Ltd. Since its founding in 2000, CAPSTAR has grown to become one of Dallas' premier commercial real estate service companies. CAPSTAR provides leasing and management, construction management, and due diligence services for office and technology properties for a growing list of institutional, corporate, and entrepreneurial clients. CAPSTAR's management team has an average of more than 18 years of experience representing landlords in the Dallas market. Its leasing team has closed over 3,500 lease transaction for more than 20 million square feet locally. In addition, CAPSTAR has managed and leased over 80 different properties and currently has a team of 100 employees/professionals on staff.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                                 PRESTON COMMONS

                             LEASE ROLLOVER SCHEDULE

                                                                                      % OF TOTAL BASE   CUMULATIVE % OF
               # OF LEASES   AVERAGE BASE RENT     % OF TOTAL SF      CUMULATIVE %    RENTAL REVENUES     TOTAL RENTAL
  YEAR           ROLLING      PER SF ROLLING          ROLLING        OF SF ROLLING        ROLLING       REVENUES ROLLING
  2005             28             $ 20.97               6.2%              6.2%              6.4%              6.4%
  2006             23             $ 21.47              16.0%             22.2%             17.0%             23.4%
  2007             14             $ 23.07              15.5%             37.8%             17.7%             41.1%
  2008             11             $ 20.88               8.7%             46.5%              9.0%             50.1%
  2009             11             $ 22.23              32.2%             78.7%             35.4%             85.5%
  2010              5             $ 18.18               6.9%             85.6%              6.2%             91.7%
> 2010              2             $ 21.25               7.9%             93.5%              8.3%            100.0%
Vacant            N/A                 N/A               6.5%            100.0%              N/A               N/A


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                           CRESTVIEW HILLS TOWN CENTER

[GRAPHIC]


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                           CRESTVIEW HILLS TOWN CENTER

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:       $56,500,000

CUT-OFF DATE PRINCIPAL BALANCE:   $56,500,000

FIRST PAYMENT DATE:               November 1, 2005

MORTGAGE INTEREST RATE:           5.690% per annum

AMORTIZATION TERM:                360 months(1)

HYPERAMORTIZATION:                N/A

ARD DATE:                         N/A

MATURITY DATE:                    October 1, 2015

MATURITY BALANCE:                 $49,719,498

BORROWER:                         Crestview Hills Town Center, LLC

INTEREST CALCULATION:             Actual/360

CALL PROTECTION:                  Lockout/defeasance until the date that is
                                  three months prior to the Maturity Date.

LOAN PER SQUARE FOOT(2):          $199

UP-FRONT RESERVES:                Rollover Reserve(3):                              $ 14,929,759

                                  Construction Reserve(4):                          $  4,957,864

                                  Debt Service Reserve(5):                          $  1,607,425

ONGOING RESERVES:                 Tax Reserve:                                               Yes

LOCKBOX:                          None

MEZZANINE:                        None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:                    Retail

PROPERTY SUB-TYPE:                Anchored

LOCATION:                         Crestview Hills, KY

YEAR BUILT/RENOVATED:             2005/N/A

SQUARE FEET:                      283,320

OCCUPANCY AT U/W(6):              82%

OWNERSHIP INTEREST:               Fee

                                     % OF TOTAL           LEASE
MAJOR TENANT(S)             NRSF        NRSF            EXPIRATION
---------------             ----     ----------         ----------
Bed, Bath, & Beyond        27,004       9.5%        January 31, 2016

Borders Books              20,000       7.1%        October 26, 2020

PROPERTY MANAGEMENT:              Jeffrey R. Anderson Real Estate, Inc.

U/W NCF:                          $6,578,005

U/W DSCR:                         1.67x

APPRAISED VALUE:                  $86,000,000

APPRAISAL DATE:                   November 1, 2005

CUT-OFF DATE LTV RATIO(2):        65.7%(7)

MATURITY/ARD LTV RATIO:           57.8%(7)

(1) The Crestview Hills Town Center Loan has an interest-only period of 24 months.
(2)  Based on the cut-off date principal balance.
(3) The rollover reserve was established at closing to fund tenant improvements and leasing commissions.
(4) The construction reserve was established at closing to pay for the final costs of construction at the Crestview Hills Town Center Property.
(5) The debt service reserve was established at closing for debt service payments.
(6)  Based on 12-month period ending October 18, 2005.
(7) Cut-off date loan-to-value ratio and maturity date loan-to-value ratio are based on the prospective market value of the Crestview Hills Town Center Property assuming completion as of November 1, 2005.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                           CRESTVIEW HILLS TOWN CENTER

                             ADDITIONAL INFORMATION

- Crestview Hills Town Center (the "Property") is a 283,320 square foot open-air lifestyle center located at 2929 Dixie Highway in the small suburban community of Crestview Hills, Kenton County, Kentucky, a suburb of Cincinnati, Ohio. This lifestyle center is anchored by a 200,000 square foot Dillard's department store, Bed Bath & Beyond and Borders Books and is a redevelopment of the former Crestview Hills Mall. Dillard's owns its own store and is not part of the collateral but contributes to the center's common area maintenance.

- Other national and regional tenants are Banana Republic, Starbuck's, Abuelo's Mexican Food, Lane Bryant, Jos. A. Banks, J. Jill, Casual Corner, Petite Sophisticate, Ann Taylor Loft, Sunglass Hut, Kay Jewelers, Ovations and New York & Company. In addition, there are three restaurant pads that are leased to Panera Bread, Carrabba's Italian Grill, and Max & Erma's.

-    The Property has a u-shaped design for ease of shopping and is located on
     49.29 acres of land fronting on the west side of Interstate 275 between the Dixie Highway and Turkeyfoot Road interchanges. Exits from I-275 place shoppers on the six-lane Dixie Highway just north of the property and a signalized intersection with a double turn lane provides access to the main entrance to the center. Additional access is from Crestview Mall Drive, a 2-lane street that extends from just south of the I-275 interchange at Turkeyfoot Road, and from a second, non-signalized access road connecting with Dixie Highway on the west side of the Property.

- Crestview Hills Town Center is located in Kenton County's affluent northern suburbs, part of the Covington-Newport-Fort Wright submarket of Cincinnati. According to C.B. Richard Ellis, this submarket contains 3,437,690 square feet of retail space with an occupancy rate of 85%, net of the vacant mall space in the former Crestview Hills Mall as of the end of 2004. The overall Cincinnati retail market contains 50.4 million square feet, according to CB Richard Ellis, of which 90.27% was leased and occupied at YE 2004.

- Crestview Hills Town Center, LLC is a Kentucky limited liability company formed in May of 2004 to own and operate the Property. The entity has two 50% members, JRA Crestview Holding, LLC and Crestview Mall Company, LLC. JRA Crestview Holding, LLC, the managing member of the Borrower, has three members: JRA Family Limited Liability Company, LLC (80%); Mark Fallen (10%), and Thomas Hoffman (10%). The JRA Family Limited Liability Company is controlled by Jeffrey R. Anderson of Cincinnati. His real estate company, Jeffrey R. Anderson Real Estate, Inc., is the developer of the subject property and also serves as leasing and management agents for the Property. The 50% non-managing member of the borrower is Crestview Mall Company, LLC which is owned by 12 separate trusts connected to the families of Sherman W. Dreiseszun and the late Frank Morgan, Kansas City area bankers and mall developers.

- The Property is managed and leased by Jeffrey R. Anderson Real Estate, Inc. Jeffrey R. Anderson Real Estate, Inc. is the developer of all three lifestyle shopping centers in metropolitan Cincinnati and since 2000 has built seven lifestyle centers containing 2.4 million square feet of net rentable area in Cincinnati, OH, Louisville, KY, Chicago, IL and Lansing, MI.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6          COLLATERAL AND STRUCTURAL TERM SHEET      DECEMBER 2, 2005

                           CRESTVIEW HILLS TOWN CENTER

                             LEASE ROLLOVER SCHEDULE

                                                                                      % OF TOTAL BASE   CUMULATIVE % OF
               # OF LEASES   AVERAGE BASE RENT     % OF TOTAL SF      CUMULATIVE %    RENTAL REVENUES     TOTAL RENTAL
  YEAR           ROLLING      PER SF ROLLING          ROLLING        OF SF ROLLING        ROLLING       REVENUES ROLLING
  2010             22             $ 29.39              18.4%             18.4%             25.0%             25.0%
  2011              1             $ 40.60               0.5%             18.9%              0.9%             25.9%
  2012              1             $ 30.00               0.5%             19.4%              0.7%             26.7%
  2015             28             $ 27.68              39.4%             58.9%             50.4%             77.1%
> 2015              6             $ 21.23              23.3%             82.2%             22.9%            100.0%
Vacant            N/A                 N/A              17.8%            100.0%              N/A               N/A


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                                 STERLING PLAZA

[GRAPHIC]


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                                 STERLING PLAZA

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:                     $47,250,000
CUT-OFF DATE PRINCIPAL BALANCE:                 $47,250,000
FIRST PAYMENT DATE:                             July 7, 2005
MORTGAGE INTEREST RATE:                         5.170% per annum
AMORTIZATION TERM:                              Interest Only
HYPERAMORTIZATION:                              N/A
ARD DATE:                                       N/A
MATURITY DATE:                                  June 7, 2010
MATURITY BALANCE:                               $47,250,000
BORROWER:                                       BF Sterling Plaza, LP
INTEREST CALCULATION:                           Actual/360
CALL PROTECTION:                                Lockout/defeasance until the date that is two
                                                months prior to the Maturity Date.
LOAN PER SQUARE FOOT/UNIT(1):                   $155
UP-FRONT RESERVES:                              Rollover Reserve(2):                            $       2,786,000
                                                Designated Tenant TI
                                                Reserve(3):                                     $           8,244
                                                Sterling General Funds(4):                      $         600,000
ONGOING RESERVES:                               Tax and Insurance Reserve:                                    Yes
                                                Replacement Reserve(5):                                       Yes
                                                Rollover Reserve(6):                                    Springing
                                                Low NOI Reserve(7):                                     Springing
LOCKBOX:                                        Hard
MEZZANINE:                                      Yes(8)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                         Single Asset
PROPERTY TYPE:                                  Office
PROPERTY SUB-TYPE:                              Suburban
LOCATION:                                       Dallas, TX
YEAR BUILT/RENOVATED:                           1984/2005
SQUARE FEET:                                    305,743
OCCUPANCY AT U/W(9):                            85%
OWNERSHIP INTEREST:                             Fee

MAJOR TENANT(S)                      NRSF             % OF TOTAL NRSF                           LEASE EXPIRATION
---------------                      ----             ---------------                           ----------------
Sammons Corp.                       21,508      7.0%                                            December 31, 2012
John McStay
Investments                         19,912      6.5%                                            April 30, 2011
McGriff Seibels
Williams                            17,136      5.6%                                            April 13, 2009
PROPERTY MANAGEMENT:                            CAPSTAR Commercial Real Estate
                                                Services, Ltd.
U/W NCF:                                        $3,779,157
U/W DSCR:                                       1.53x
APPRAISED VALUE:                                $59,150,000
APPRAISAL DATE:                                 May 1, 2005
CUT-OFF DATE LTV RATIO(1):                      79.9%
MATURITY/ARD LTV RATIO:                         79.9%

(1)  Based on the cut-off date principal balance.
(2) The rollover reserve was established at closing in the amount of $2,786,000 to fund tenant improvements and leasing commissions.
(3) The Designated Tenant reserve was established at closing in the amount of $8,244 to fund tenant improvement for Sammons Corporation.
(4) The Sterling General Funds reserve was established at closing in the amount of $600,000 fund third-party costs and expenses incurred by the borrower at the Sterling Plaza Property, including, without limitation, tenant improvement and leasing commission costs, capital expenses and marketing costs.
(5) The borrower is required to deposit $3,784 per month into a replacement reserve to fund ongoing repairs and replacements.
(6) On any date when the balance in the rollover reserve is equal to or less than $75,000, the borrower will be required to deposit into the rollover reserve, an amount equal to 1/12th of the sum of (a) $21.50 multiplied by the total vacant space, (b) $21.50 multiplied by 30% of square footage expiring during the ensuing 12 months and (c) $13.00 multiplied by 70% of square footage expiring during the ensuing 12 months.
(7) All excess cash flow will be held in the Low NOI Reserve as additional security for the Sterling Plaza Loan should the following event(s) occur:
     (a) an event of default under the related mortgage loan documents and/or
     (b) the DSCR is less than 1.10x, except that if such event of default no longer exists or the DSCR is greater than 1.10x for three (3) consecutive months, the excess cash flow will not be held in the Low NOI Reserve.
(8) There exists a mezzanine loan in the amount of $5,637,000 made concurrently with the closing of the Sterling Plaza Loan by Capri Select II Sterling LLC, a Delaware limited liability company to BF Sterling Plaza II, LP, a Delaware limited partnership and BF Sterling Plaza Holdings II, LLC, a Delaware limited liability company, the direct and indirect owners of all the partnership interests in the borrower. The mezzanine lender and Hypo Real Estate Capital Corporation, as mortgage lender, entered into an intercreditor agreement, which provides, that all amounts due under the mezzanine loan are subordinate to amounts due under the Sterling Plaza Loan.
(9)  Occupancy is based in the August 31, 2005 rent roll.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                                 STERLING PLAZA

                             ADDITIONAL INFORMATION

- Sterling Plaza (the "Subject" or the "Property") is a Class A suburban office property located in Dallas, Texas. Built in 1984 and renovated in 2005, the Subject is a 19-story 305,743 net rentable square feet building which includes a six floor above ground parking garage. The Property is conveniently located on the north side of Sherry Lane between Douglas Avenue and Dallas North Tollway which provides excellent access to the downtown business district and neighboring communities.

- The Property was 85% occupied as of August 31, 2005 by a diverse mix of 77 financial, legal, insurance, marketing, oil and private sector tenants. Major tenants at the Property include Sammons Corp. (21,508 SF; 7.0% NRA; $22.31 PSF; expires December 2012). John McStay Investments (19,912 SF; 6.5% NRA; $22.75 PSF; expires April 2011), and McGriff Seibels Williams (17,136 SF; 5.6% NRA; $23.00 PSF; expires April 2009). The four largest tenants represent just 24% of the leaseable space at the Property.

- The Property is located in the heart of Preston Center, a prestigious and thriving commercial center within the North Dallas submarket. Preston Center offers a unique mix of restaurants, office space, condominiums and upscale retail and is situated in close proximity to Park Cities, Preston Hollow, Highland Park, and the Devonshire neighborhoods, four of the most affluent residential enclaves in Dallas.

- According to Joseph J. Blake and Associates, Inc., Preston Center consists of fourteen office buildings comprising a total inventory of 2.326 million square feet. While Preston Center is one of the smallest suburban submarkets in the Dallas/Fort Worth area, it commands some of the highest office rental rates and the lowest vacancy rates. Rents for Class A properties in the submarket range from $18.25 to $27.00 PSF, with a weighted average of $23.47 PSF. The appraisal concluded the market office rental rate of $23.50 PSF for the Property.

- Occupancy in Preston Center has historically performed better than that of the greater Dallas/Fort Worth market, primarily due to its location and limited expansion possibilities. Since 1996, historical vacancy in the Preston Center submarket has ranged from approximately 5% to 11%. Joseph J. Blake and Associates, Inc. concluded a stabilized vacancy rate of 6% for the Property. The area is considered to be one of the most desirable office locations in the Dallas area, as it is near upscale residential neighborhoods and popular shopping areas. In addition, Preston Center has easy access to State Highway 121 and the Stemmons Freeway. In addition, none of the office space currently under construction in the Dallas/Fort Worth area is located in Preston Center. Furthermore, Preston Center has limited land available for commercial development.

- The borrowing entity, BF Sterling Plaza, LP is an SPE controlled by C. Frederick Wehba II and Chad Wehba. Both C. Frederick Wehba, II and Chad Wehba serve as Vice Chairmen of BentleyForbes and are standing members of the firm's Executive Committee. The principals have a combined net worth of approximately $73 million.

- The Property is managed by CAPSTAR Commercial Real Estate Services, Ltd. Since its founding in 2000, CAPSTAR has grown to become one of Dallas' premier commercial real estate service companies. CAPSTAR provides leasing and management, construction management, and due diligence services for office and technology properties for a growing list of institutional, corporate, and entrepreneurial clients. CAPSTAR's management team has an average of more than 18 years of experience representing landlords in the Dallas market. Its leasing team has closed over 3,500 lease transaction for more than 20 million square feet locally. In addition, CAPSTAR has managed and leased over 80 different properties and currently has a team of 100 employees/professionals on staff.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                                 STERLING PLAZA

                                                     LEASE ROLLOVER SCHEDULE
                                                                                 % OF TOTAL BASE   CUMULATIVE % OF
                   # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF   CUMULATIVE %  RENTAL REVENUES    TOTAL RENTAL
     YEAR            ROLLING     PER SF ROLLING       ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING
     2005                7      $           17.19            1.3%           1.3%             1.1%              1.1%
     2006               14      $           22.68           13.6%          14.9%            16.3%             17.4%
     2007               18      $           22.38           15.3%          30.2%            18.0%             35.4%
     2008               19      $           22.64           22.1%          52.3%            26.3%             61.7%
     2009                8      $           22.80           11.1%          63.3%            13.3%             75.0%
     2010                6      $           21.03            3.5%          66.8%             3.9%             78.9%
GREATER THAN 2010        5      $           21.77           18.4%          85.3%            21.1%            100.0%
 Vacant                N/A                    N/A           14.7%         100.0%             N/A               N/A


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                            THISTLE LANDING - PHOENIX

[GRAPHIC]


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                            THISTLE LANDING - PHOENIX

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:                     $37,000,000
CUT-OFF DATE PRINCIPAL BALANCE:                 $37,000,000
FIRST PAYMENT DATE:                             December 1, 2005
MORTGAGE INTEREST RATE:                         5.220% per annum
AMORTIZATION TERM:                              360 months(1)
HYPERAMORTIZATION:                              N/A
ARD DATE:                                       N/A
MATURITY DATE:                                  November 1, 2015
MATURITY/ARD BALANCE:                           $32,903,158
BORROWER:                                       PEM Thistle Landing H, LLC and PEM
                                                Thistle Landing S, LLC
INTEREST CALCULATION:                           Actual/360
CALL PROTECTION:                                Lockout/defeasance until the date that is
                                                three months prior to the Maturity Date.
LOAN PER SQUARE FOOT(2):                        $131
UP-FRONT RESERVES:                              Rollover Reserve(3):                            $         900,000
                                                Environmental Reserve(4):                       $             500
ONGOING RESERVES:                               Tax and Insurance Reserve:                                    Yes
                                                Replacement Reserve(5):                                       Yes
                                                Rollover Reserve(6):                                          Yes
LOCKBOX:                                        Hard
MEZZANINE:                                      Yes(7)

                                    PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                         Single Asset
PROPERTY TYPE:                                  Office
PROPERTY SUB-TYPE:                              Suburban
LOCATION:                                       Phoenix, AZ
YEAR BUILT/RENOVATED:                           1999/N/A
SQUARE FEET:                                    281,858
OCCUPANCY AT U/W(8):                            94%
OWNERSHIP INTEREST:                             Fee

MAJOR TENANT(S)                      NRSF              % OF TOTAL NRSF                          LEASE EXPIRATION
---------------                      ----              ---------------                          ----------------
CheckFree Corp                      101,006     35.8%                                           April 30, 2010
Equifirst                           72,567      25.7%                                           December 11, 2010
Alltel (360
Communications)                     65,000      25.1%                                           January 31, 2007
PROPERTY MANAGEMENT:                            CB Richard Ellis
U/W NCF:                                        $3,092,399
U/W DSCR:                                       1.27x
APPRAISED VALUE:                                $46,500,000
APPRAISAL DATE:                                 September 15, 2005
CUT-OFF DATE LTV RATIO(2):                      79.6%
MATURITY/ARD LTV RATIO:                         70.8%

(1)  The Thistle Landing Loan has an interest-only period of 36 months.
(2)  Based on the cut-off date principal balance.
(3) The rollover reserve was established at closing to fund future tenant improvements and leasing commissions.
(4) The environmental reserve was established at closing to implement an operations and maintenance plan.
(5) The borrower is required to deposit $4,708 per month into a replacement reserve to fund ongoing repairs and replacements.
(6) The borrower is required to deposit $8,333 per month into the rollover reserve to fund tenant improvements and leasing commissions.
(7) There exists a mezzanine loan in the amount of $14,060,000 made concurrently with the closing of the Thistle Landing Loan to PEM Thistle Landing M, LLC, the sole owner of PEM Thistle Landing S, LLC and secured by the pledge of 100% of the membership interests in the borrower. Such mezzanine loan is expected to be paid off by the 2005 year-end from proceeds representing capital contributions of certain of the members of the related borrower.
(8) Occupancy is based on the September 21, 2005 rent roll, which includes a master lease for 17,983 square feet.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                            THISTLE LANDING - PHOENIX

                             ADDITIONAL INFORMATION

- Thistle Landing (the "Subject" or the "Property") is part of a four building, 38.28 acre business park developed in 1999 at the southeast corner of South 48th Street and East Thistle Landing Drive in Phoenix, Arizona. The loan is secured by 3 of these buildings, which encompass 281,858 square feet of the business park's total square footage of 382,889. The Property is situated on 28.4 acres and is approximately one block west of Interstate 10 between Ray Road and Chandler Boulevard. I-10 is one of the major interstate highways serving Phoenix. I-10 travels south to Tucson and north to Sky Harbor International Airport and through the Phoenix CBD. Both Ray Road and Chandler Boulevard have full freeway interchanges with I-10. The surrounding area has a high growth rate and excellent demographics and includes a mix of retail, commercial and residential developments. The attractiveness of the Property's location is its accessibility from the I-10 freeway and the abundance of residential housing in the surrounding area from which employment can be drawn.

- The Property is 94% occupied. The vacant 17,986 square feet is master leased for a term of 5-years and the full rent of $1,259,379 was placed into escrow when this loan funded. The remaining space is occupied by 4 tenants: Check Free Corp; Equifirst; 360 Communications (Alltel); and Phonejockey. Check Free Corp., the largest tenant, has been in occupancy since 1999 and the current lease expires in 2010. In addition to base rent and expense reimbursements, Check Free Corp pays $31,312 monthly for reimbursement of landlord costs. Equifirst recently expanded into an additional 20,304 square feet when additional space became available.

- The Property is within the Tempe South/Chandler office submarket which, according to Costar's Mid-Year 2005 Phoenix Office Report, includes a total of 138 office buildings with 4.2 million square feet of net rentable area. This submarket's overall occupancy is 89.3% with year to date absorption of 237,000 square feet. Phoenix is a major regional location for customer contact centers. Generally, the area's largest concentration of these centers is in the area just to the southeast of the Sky Harbor International Airport and extending south along I-10 to Pecos, which is the next major east-west arterial south of Chandler Boulevard. Included in this area are customer contact centers for Target, Sears, Liberty Mutual, AmeriCredit, First Data, IndyMac Bank, Verizon, Insight, Edward Jones and Wells Fargo among others including those located at the Property. Consequently, the Subject is well located to take advantage of one of Phoenix's major industries.

- CheckFree Corporation is an electronic payment processing company, and is a provider of financial electronic commerce products and services. The Subject location is a processing center for on-line bill payment services which are provided to consumers through the banking industry. The company employs 360 people at the Property.

- Equifirst operates a regional lending office at the Subject location employing 240 people. This office began with 36,260 square feet in December 2003, expanded to 52,263 square feet in July 2004 and to 72,567 square feet as of October 2005.

- 360 Communications (ALLTEL) operates a call center operation at the Property and employs 450 people to serve the 5.8 million customers in southwest markets.

- The borrower is a tenants-in-common structure sponsored by Principle Equity Investments, Inc. ("Principle"). Michael and Randy McQuay own Principle and have signed the non-recourse carveouts. Principle has extensive experience acquiring and managing commercial properties, having acquired more than 1.4 million square feet of office and 1,120 multifamily units.

- CB Richard Ellis ("CBRE") manages the Property for a 2% management fee. CBRE is the local Phoenix leader in commercial real estate services, as well as one of the top producing company offices worldwide. In 2004, the Phoenix office negotiated and closed nearly 1,200 sale and lease transactions, with consideration valued at over $2.8 billion.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                            THISTLE LANDING - PHOENIX

                                         LEASE ROLLOVER SCHEDULE
                                                                        % OF TOTAL BASE   CUMULATIVE % OF
          # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF   CUMULATIVE %  RENTAL REVENUES    TOTAL RENTAL
  YEAR      ROLLING     PER SF ROLLING       ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING
  2007          1      $           13.80           23.1%          23.1%            25.8%             25.8%
  2010          3      $           13.11           61.6%          84.6%            65.5%             91.3%
  2015          1      $           12.00            9.0%          93.6%             8.7%            100.0%
 Vacant       N/A                    N/A            6.4%         100.0%             N/A               N/A


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                               HIGHLAND INDUSTRIAL

[GRAPHIC]


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                               HIGHLAND INDUSTRIAL

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:                     $36,400,000
CUT-OFF DATE PRINCIPAL BALANCE:                 $36,400,000
FIRST PAYMENT DATE:                             September 11, 2005
MORTGAGE INTEREST RATE:                         5.340% per annum
AMORTIZATION TERM:                              360 months(1)
HYPERAMORTIZATION:                              N/A
ARD DATE:                                       N/A
MATURITY DATE:                                  September 11, 2015
MATURITY BALANCE:                               $32,399,991
BORROWER:                                       Highland Industrial Properties, L.L.C.
INTEREST CALCULATION:                           Actual/360
CALL PROTECTION:                                Lockout/defeasance until the date that is two
                                                months prior to the Maturity Date.
LOAN PER SQUARE FOOT (2):                       $79
UP-FRONT RESERVES:                              Rollover Reserve(3)                             $         900,000
ONGOING RESERVES:                               Tax and Insurance Reserve:                                    Yes
                                                Replacement Reserve(4):                                       Yes
                                                Rollover Reserve(5)                                           Yes
                                                Lease Termination Payment
                                                Reserve(6):                                             Springing
LOCKBOX:                                        Modified
MEZZANINE:                                      None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                         Single Asset
PROPERTY TYPE:                                  Industrial
PROPERTY SUB-TYPE:                              N/A
LOCATION:                                       Ann Arbor, MI
YEAR BUILT/:                                    1993-2001
SQUARE FEET:                                    459,239
OCCUPANCY AT U/W(7):                            83%
OWNERSHIP INTEREST:                             Fee

                                                      % OF TOTAL                                    LEASE
MAJOR TENANT(S)                      NRSF               NRSF                                      EXPIRATION
---------------                      ----             ----------                                  ----------
Encel, LLC                          24,113      5.3%                                            MTM(8)
Balance Consulting                  19,845      4.3%                                            June 30, 2011
JOBO Fototechnic,
Inc.(9)                             17,900      3.9%                                            February 28, 2009

PROPERTY MANAGEMENT:                            Lewis Management, L.L.C.
U/W NCF:                                        $2,995.945
U/W DSCR:                                       1.23x
APPRAISED VALUE:                                $46,000,000
APPRAISAL DATE:                                 August 1, 2005
CUT-OFF DATE LTV RATIO(2):                      79.1%
MATURITY/ARD LTV RATIO:                         70.4%

(1)  The Highland Industrial Loan has an interest-only period of 36 months.
(2)  Based on the cut-off date in December 2005.
(3) The rollover reserve was established at closing to fund ongoing tenant improvement and leasing commissions.
(4) The borrower is required to deposit $5,741 per month into a replacement reserve to fund ongoing repairs and replacements, provided that the borrower will not be required to make any payments into the replacement reserve if the balance of the reserve equals or exceeds $137,772.
(5) The borrower is required to deposit $13,333 per month into the rollover reserve was established at closing to fund ongoing tenant improvement and leasing commissions, provided that the borrower will not be required to make any payments into the rollover reserve if the balance of the reserve equals or exceeds $1,000,000.
(6) The borrower is required to establish a lease termination payment reserve upon receipt of any payments for early lease termination to fund for lease termination expenditures.
(7)  Occupancy is based on the July 15, 2005 rent roll.
(8) Encel, LLC is occupying the Highland Industrial Property on a month-to-month basis since the expiration of its lease on October 31, 2005.
(9) JOBO Fototechnic, Inc. is not currently paying rent and the space previously occupied by such tenant is dark. The lender is currently seeking a replacement tenant for such space.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                               HIGHLAND INDUSTRIAL

                             ADDITIONAL INFORMATION

- Highland Industrial (the "Subject" or the "Properties") is a 459,239 square foot industrial property located in Ann Arbor, Michigan, approximately 45 miles west of downtown Detroit. The Subject consists of 18 single-story buildings that were constructed between 1993 and 2001. Ceiling heights range from 17 to 24 feet, with the office spaces located in the street-facing sides of the buildings and the unfinished shop spaces located in the rear. Each building also provides truck access to rear service areas that contain one or more loading docks. The Borrower purchased the Properties in 1990 as vacant land and constructed the improvements in phases.

- The Subject was 83.1% occupied by a diverse mixture of approximately 50 tenants as of the July 15, 2005 rent roll. The largest tenant at the Subject, Encel, LLC, occupies just 5.3% of the NRA (24,113 SF; $9.23 PSF; lease currently month-to-month), and no other tenant occupies more than 5.0% of the NRA. Fifteen of the 18 buildings are occupied by multiple tenants and the remaining three are single-tenant buildings, two of which are occupied by IAV Automotive Engineering (15,250 SF; 3.3% of NRA; $12.75 PSF; expires February and April 2006) and the third of which is occupied by Dynics, Inc. (15,050 SF; 3.3% of NRA; $8.25 PSF; expires November 2011). Approximately 60% of the Subject consists of finished office space, while the remaining 40% consists of warehouse and flex space.

- The Subject is located in the Ann Arbor MSA, which includes Lenawee, Livingston, and Washtenaw Counties. The largest employer in the MSA is the University of Michigan, which enrolls approximately 37,000 students and is located five miles north of the Subject. Interstate 94, the main east-west traffic artery in the area, is located just 1/2 mile north of the Subject and extends east to Detroit and west to Chicago. The employment conditions for the Subject's area are some of the most favorable in the region: as of July 2005, the Ann Arbor MSA had an unemployment rate of 4.8%, compared to the Detroit MSA's March 2005 unemployment rate of 7.9%.

- The Subject is well located approximately 1/2 mile south of I-94 and 1/2 mile east of South State Street, a main north-south traffic artery in the area that leads to the University of Michigan's stadium and campus five miles to the north of the Properties. Within a five-mile radius of the Subject there is a population of 159,163 in 64,261 households, with a median household income of $53,543 and a median home value of $243,430.

- Due to the heterogeneous nature of the tenants' build outs, with each tenant having different proportions of office and warehouse space, an analysis of the Subject must take into account market data for multiple property types. The Properties are located in the Washtenaw County submarket of the Detroit industrial and flex markets. As of 1Q 2005, the Washtenaw County industrial submarket exhibited an 8.1% vacancy rate. As of 2Q 2005, the Washtenaw County flex submarket exhibited a vacancy rate of 16.4%. Additionally, the Ann Arbor office submarket exhibited a vacancy rate of 14.9% as of 2Q 2005.

- In general, leases at the Subject are NNN, with most tenants responsible for their pro-rata share of real estate taxes, insurance, utilities, and CAM. In place lease terms range from month-to-month to 10 years, and in place rents average $9.68 PSF NNN. Rental rates for the five comparable properties included in the appraiser's market rent analysis ranged from $7.95 to $13.50 PSF, supporting rents in place at the Properties.

- The Subject is owned by Highland Industrial Properties, L.L.C., an entity ultimately owned and controlled by Mark D. Lewis and Daniel M. Klein. Mr. Lewis has been involved in the development, acquisition, and management of new and existing industrial buildings for more than 20 years, and Mr. Klein has been involved in similar activities for 10 years. Lewis Management L.L.C, a borrower-related entity doing business as Lewis/Klein Properties, manages the Properties. Lewis/Klein Properties currently manages approximately one million square feet of industrial and high tech office space in the state of Michigan. In addition, the on-site leasing agent has been a leasing agent in Ann Arbor's light industrial market since 1982, and is well known among the area's property owners, managers and prospective tenants.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                                         LEASE ROLLOVER SCHEDULE
                                                                        % OF TOTAL BASE   CUMULATIVE % OF
          # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF   CUMULATIVE %  RENTAL REVENUES    TOTAL RENTAL
  YEAR      ROLLING      PER SF ROLLING      ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING

   MTM          3      $            7.82            1.2%           1.2%             1.2%              1.2%
  2005          7      $            9.32           20.9%          22.1%            24.3%             25.5%
  2006         12      $           11.23           16.9%          39.0%            23.6%             49.1%
  2007         10      $            9.50           13.6%          52.6%            16.1%             65.2%
  2008          2      $            9.53            3.0%          55.6%             3.6%             68.7%
  2009          6      $            7.70           15.4%          71.0%            14.8%             83.5%
  2010          3      $            7.66            4.5%          75.5%             4.3%             87.8%
  2011          2      $           12.87            7.6%          83.1%            12.2%            100.0%
 Vacant       N/A                    N/A           16.9%         100.0%             N/A               N/A


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                                ASHBROOK COMMONS

[GRAPHIC]


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                                ASHBROOK COMMONS

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:                     $35,000,000
CUT-OFF DATE PRINCIPAL BALANCE:                 $35,000,000
FIRST PAYMENT DATE:                             January 1, 2006
MORTGAGE INTEREST RATE:                         5.050% per annum
AMORTIZATION TERM:                              360 months(1)
HYPERAMORTIZATION:                              N/A
ARD DATE:                                       N/A
MATURITY DATE:                                  December 1, 2015
MATURITY BALANCE:                               $33,461,573
BORROWER:                                       ARC Ashbrook Retail Consultants, L.L.C.
INTEREST CALCULATION:                           Actual/360
CALL PROTECTION:                                Lockout/defeasance until the date that is six
                                                months prior to the Maturity Date.
LOAN PER SQUARE FOOT(2):                        $249
UP-FRONT RESERVES:                              Rollover Reserve(3):                            $       4,200,000
ONGOING RESERVES:                               Tax and Insurance Reserve:                                    Yes
                                                Replacement Reserve(4):                                       Yes
                                                Rollover Reserve(5):                                          Yes
LOCKBOX:                                        None
MEZZANINE:                                      None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                         Single Asset
PROPERTY TYPE:                                  Retail
PROPERTY SUB-TYPE:                              Anchored
LOCATION:                                       Ashburn, VA
YEAR BUILT/RENOVATED:                           2005/N/A
SQUARE FEET:                                    140,460
OCCUPANCY AT U/W(6):                            100%
OWNERSHIP INTEREST:                             Fee

                                                    % OF TOTAL
MAJOR TENANT(S)                      NRSF              NRSF                                     LEASE EXPIRATION
---------------                      ----           ----------                                  ----------------
Home Goods, Inc.                    25,651      18.3%                                           June 30, 2015
AC Moore Arts & Crafts              22,000      15.7%                                           June 30, 2015
Kincaid Home Furnishings            19,858      14.1%                                           December 31, 2015

PROPERTY MANAGEMENT:                            ARC Management L.L.C
U/W NCF:                                        $3,130,652
U/W DSCR:                                       1.38x
APPRAISED VALUE:                                $51,800,000
APPRAISAL DATE:                                 October 7, 2005
CUT-OFF DATE LTV RATIO(2):                      67.6%
MATURITY/ARD LTV RATIO:                         64.6%

(1)  The Ashbrook Commons Loan has an interest-only period of 84 months.
(2)  Based on the cut-off date principal balance.
(3) The rollover reserve was established at closing to fund tenant improvements and leasing commissions and will be released when Off Broadway Shoes, Inc., Petroleum Marketing Group, Inc. and Kincaid Home Furnishings are in occupancy and paying rent.
(4) The borrower is required to deposit $2,488 per month into a replacement reserve to fund ongoing repairs and replacements. The reserve is capped at $29,860.
(5) The borrower is required to deposit $4,167 into the rollover reserve to fund tenant improvements and leasing commissions, capped at $100,000 (not counting the initial deposit or the anchor tenant deposit). The borrower is required to make a further deposit of $1,200,000 (or a letter of credit in lieu thereof) into the rollover reserve if none of the anchor tenants has renewed their respective lease by December 1, 2014.
(6)  Occupancy is based on the August 25, 2005 rent roll.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                                ASHBROOK COMMONS

                             ADDITIONAL INCORMATION

- Ashbrook Commons (the "Subject" or the "Property") is a newly constructed Class A anchored shopping center located on 24.67 acres in Ashburn, Virginia. The Property consists of 140,460 square feet plus 57,791 square feet of pad leases. One of the anchors, Harris Teeter, owns its own building and occupies its property subject to a ground lease. There are 4 other anchors: HomeGoods, Inc., Kincaid Home Furnishings, A.C. Moore Arts & Crafts and Off Broadway Shoes, that collectively occupy 87,075 square feet. The remaining 53,385 square feet of in-line space is fully leased to 26 tenants. The sponsors have master leased certain spaces and provided a $4.2 million escrow for additional collateral until Kincaid, Off Broadway Shoes and ground lessee Petroleum Marketing Group open for business.

- Other tenants include Spokes etc., Wireless Zone, Village Square Cleaners, Water to Go, Citi Color, Zazu, Clary Eye Associates, Maya Caroleena Jewelry, State of Virginia ABC, Tandulgence, Quizno's Classic Subs, and Starbucks Corporation. PNC assumes that the 19,858 square foot space shown as vacant is leased to Kincaid Home Furnishings. Anchor leases at the Property range from $13.50 to $15.00 PSF. In-line leases range from $25,536 to $165,332 per year. In-line rents range from $27.00 to $34.00 PSF, with an average of $30.20 PSF.

- The Property is located in Ashburn, VA off Ashburn Village Boulevard between Harry Byrd Highway and Russell Branch Parkway. The Property has good visibility and access from the ingress points of Ashburn Village Boulevard and Harry Byrd Highway. The Property is well located in the rapidly growing area of Loudoun County, Virginia, one of the fastest growing counties, where the growth rate in a 5-mile radius of the Property is over 6% per annum.

- The Property is located within the Loudoun County retail submarket area. According to REIS' 2Q 2005 retail market report this submarket area included 5.1 million square feet of both community and neighborhood center space with an overall occupancy rate of 96.7%. Since 1995, the average year end occupancy for this submarket area has been just under 95% and for the past three years has been over 97%. The Subject's submarket area is also impacted by the Suburban Fairfax County submarket area immediately to the east. According to REIS, this area includes 12.7 million square feet of retail space and as of the 2Q 2005 had an occupancy rate of 98.9% indicating extremely tight market conditions.

- The sponsor of the Property is Atlantic Realty Companies, and the borrower is ARC Ashbrook Retail Consultants, L.L.C., a Virginia limited liability company. The managing member is Atlantic Realty Companies, which is owned equally by David Ross, Charles Nulsen III, and Stanley Barg. ARC Management, L.L.C. is a Virginia based real estate company that manages the Property under a contract providing for a management fee of 4%.


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                                                   LEASE ROLLOVER SCHEDULE
                                                                                 % OF TOTAL BASE   CUMULATIVE % OF
                   # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF   CUMULATIVE %  RENTAL REVENUES    TOTAL RENTAL
  YEAR               ROLLING      PER SF ROLLING      ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING
    2010                 7      $           31.77            7.4%           7.4%            12.1%             12.1%
    2012                 2      $           28.00            3.9%          11.3%             5.6%             17.7%
    2015                20      $           18.77           74.8%          86.1%            72.2%             89.9%
GREATER THAN 2015        1      $           14.11           13.9%         100.0%            10.1%            100.0%
   Vacant              N/A                    N/A            0.0%         100.0%             N/A               N/A


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.

CSFB 2005-C6        COLLATERAL AND STRUCTURAL TERM SHEET        DECEMBER 2, 2005

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                             PHONE                             FAX                              E-MAIL
Barry Polen                         212.325.3295                      212.743.4826                     barry.polen@csfb.com
MANAGING DIRECTOR

Ken Rivkin                          212.538.8737                      212.743.4762                     ken.rivkin@csfb.com
MANAGING DIRECTOR

Andrew Winer                        212.325.3295                      212.325.8104                     andrew.winer@csfb.com
DIRECTOR

Chris Anderson                      212.325.3295                      212.743.4790                     chris.anderson@csfb.com
DIRECTOR

Derek Barcelona                     212.325.2648                      212.743.5830                     derek.barcelona@csfb.com
DIRECTOR

Jason Fruchtman                     212.325.3492                      212.743.4827                     jason.fruchtman@csfb.com
VICE PRESIDENT

Jason Kahn                          212.325.4426                      212.743.4751                     jason.kahn@csfb.com
ASSOCIATE

Brian Trotta                        212.325.3295                      212.743.4734                     brian.trotta@csfb.com
ANALYST

                               STRUCTURED FINANCE

CONTACT                             PHONE                             FAX                              E-MAIL
Jeffrey Altabef                     212.325.5584                      212.743.5227                     jeffrey.altabef@csfb.com
MANAGING DIRECTOR

Daniel Wolins                       212.538.6282                      212.743.5556                     daniel.wolins@csfb.com
VICE PRESIDENT

Lisa Lee                            212.538.9174                      212.743.4943                     lisa.lee@csfb.com
ASSOCIATE

Jane Lam                            212.538.4453                      212.746.4935                     jane.lam@csfb.com
ANALYST

Vernon Beckford                     212.538.9346                      212.743.5317                     vernon.beckford@csfb.com
ANALYST

Michael Costello                    212.538.2215                      212.322.0903                     michael.costello@csfb.com
ANALYST


You have requested that Credit Suisse First Boston LLC, PNC Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Nomura Securities International, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@csfb.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY SUBSEQUENT MATERIALS DELIVERED TO YOU BY OR ON BEHALF OF THE UNDERWRITERS.